UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. ______)
Filed by the Registrant :
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[   ] Preliminary Proxy Statement
[   ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[   ]  Definitive Additional Materials
[   ]  Soliciting Material Pursuant to § 240.14a -12

URANERZ ENERGY CORPORATION
(Name of Registrant as Specified in its Charter)

____________________________________________________
(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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[ ]	Fee paid previously with preliminary materials.

[ ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

URANERZ ENERGY CORPORATION

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To all Stockholders of Uranerz Energy Corporation:

You are invited to attend the 2013 Annual Meeting of Stockholders (the “Annual Meeting”) of Uranerz Energy Corporation (the “Company”). The Annual Meeting will be held at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, U.S.A., 82601 on Wednesday, July 10, 2013, at 9:30 a.m. Mountain Daylight Time (“MDT”). The purposes of the meeting are:

1.           To elect the Nominees to the Company’s Board of Directors to serve until the Company’s 2014 Annual Meeting of Stockholders or until successors are duly elected and qualified; the following are nominees for election as Directors: Glenn Catchpole, Dennis Higgs, Paul Saxton, Gerhard Kirchner, Peter Bell, and Arnold Dyck;

2.           To reconfirm the Company’s Shareholder Rights Plan;

3.           To ratify the appointment of the Company’s independent registered public accounting firm, Manning Elliott LLP, for the fiscal year ending December 31, 2013; and

4.           To conduct any other business that may properly come before the Annual Meeting.

The Board of Directors has fixed May 16, 2013 as the record date for the Annual Meeting. Only stockholders of the Company of record at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting. A list of stockholders as of May 16, 2013 will be available at the Annual Meeting for inspection by any stockholder. Stockholders will need to register at the meeting to attend and vote at the meeting. If your shares of common stock are not registered in your name, you will need to obtain a proxy from your broker, bank or other institution that holds your shares of common stock in order to register to attend and vote. You should ask the broker, bank or other institution that holds your shares to provide you with a proxy to vote your shares of common stock at the Annual Meeting. Please bring that documentation to the meeting.

IMPORTANT

Whether or not you expect to attend the Annual Meeting, please sign and return the enclosed proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares of common stock in person. The Company’s Proxy Statement for the 2013 Annual Meeting of Stockholders and the Company’s Annual Report for the fiscal year ended December 31, 2012 are available at http://www.uranerz.com/s/2013annualmeeting.asp.

By Order of the Board of Directors,

/s/ Sandra R. MacKay
Sandra R. MacKay
Corporate Secretary
Uranerz Energy Corporation

May 28, 2013

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TABLE OF CONTENTS

Notice of Annual Meeting of Stockholders

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

Questions and Answers About Proxy Materials and Voting

PROPOSAL 1 – Election of Directors….

Questions and Answers

Information on the Board of Directors and Executive Officers

Corporate Governance

Board of Directors Constitution

Meetings of the Board and Board Member Attendance at Annual Meeting

Communications to the Board

Board Leadership Structure

The Board of Directors’ Role in Risk Management Oversight

Board Committees

Director Compensation

Other Governance Matters

Executive Compensation

Compensation Discussion and Analysis

Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

Certain Relationships and Related Transactions

PROPOSAL 2 – Reconfirmation of the Shareholder Rights Plan

Questions and Answers

Purpose of the Shareholder Rights Plan

Summary of the Shareholder Rights Plan

PROPOSAL 3 — Ratification of the Appointment of the Independent

Registered Public Accounting Firm

Questions and Answers

Information in Respect of Independent Registered Public Accounting Firm

Other Matters

APPENDIX A – Form of Proxy Card

URANERZ ENERGY CORPORATION
1701 EAST “E” STREET • P.O. BOX 50850
CASPER • WYOMING • USA • 82605-0850

PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS

To Be Held July 10, 2013

Unless the context requires otherwise, references in this statement to “Uranerz Energy”, “Uranerz”, the “Company”, “we”, “us” or “our” refer to Uranerz Energy Corporation.

The Annual Meeting of Stockholders of Uranerz Energy (the “Annual Meeting”) will be held at the Casper Petroleum Club, 1301 Wilkins Circle, Casper, Wyoming, U.S.A., 82601 on Wednesday, July 10, 2013, at 9:30 a.m. Mountain Daylight Time (“MDT”).

We are providing the enclosed proxy materials and form of proxy in connection with the solicitation by the Company’s Board of Directors (the “Board”) of proxies for this Annual Meeting. The Company anticipates that this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s shares of common stock (the Company’s shares of common stock will be referred to as “shares” and the whole class of common stock referred to as the “common stock”) on or about May xx, 2013. A notice of the availability of this Proxy Statement and the form of proxy will first be mailed to holders of the Company’s common stock on or about this date.

You are invited to attend the Annual Meeting at the above stated time and location. If you plan to attend and your shares are held in “street name” – in an account with a bank, broker, or other nominee – you must obtain a proxy issued in your name from such broker, bank or other nominee.

You can vote your shares by completing and returning the proxy card or, if you hold shares in “street name,” by completing the voting form provided by the broker, bank or other nominee.

A returned signed proxy card without an indication of how shares should be voted will be voted FOR the election of all nominees, FOR the reconfirmation of the Shareholder Rights Plan and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

Our corporate bylaws define a quorum as one-third of the voting power of the issued and outstanding voting stock present in person or by proxy. The Company’s Articles of Incorporation do not allow cumulative voting for directors. The nominees who receive the most votes will be elected. An affirmative vote of a simple majority of the shares present, whether in person or by proxy, is required to reconfirm the Shareholder Rights Plan and to ratify the appointment of the Company’s independent registered public accounting firm.

QUESTIONS AND ANSWERS ABOUT PROXY MATERIALS AND VOTING

Why am I receiving this Proxy Statement and proxy card?

You are receiving this Proxy Statement and proxy card because you were a stockholder of record at the close of business May 16, 2013 and are entitled to vote at the Annual Meeting. This Proxy Statement describes issues on which the Company would like you, as a stockholder, to vote. It provides information on these issues so that you can make an informed decision. You do not need to attend the Annual Meeting to vote your shares.

When you sign the proxy card you appoint Glenn Catchpole, President & Chief Executive Officer of the Company, and Dennis Higgs, Executive Chairman of the Board of the Company, as your representatives at the Annual Meeting. As your representatives, they will vote your shares at the Annual Meeting (or any adjournments or postponements) in accordance with your instructions on your proxy card. With proxy voting, your shares will be voted whether or not you attend the Annual Meeting. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return your proxy card in advance of the Annual Meeting, just in case your plans change.

If an issue comes up for vote at the Annual Meeting (or any adjournments or postponements) that is not described in this Proxy Statement, your representatives will vote your shares, under your proxy, in their discretion, subject to any limitations imposed by law.

When is the record date?

The Board has fixed May 16, 2013 as the record date for the Annual Meeting. Only holders of the Company’s common stock as of the close of business on that date will be entitled to vote at the Annual Meeting.

How many shares are outstanding?

As of May 16, 2013, the Company had 77,207,574 shares of common stock issued and outstanding. The Company’s common stock is the only outstanding voting security of the Company.

What am I voting on?

You are being asked to vote on the following:

•

The election of the six (6) nominees to the Company’s Board to serve until the Company’s 2014 annual meeting of stockholders or until successors are duly elected and qualified; the following are nominees for election as Directors: Glenn Catchpole, Dennis Higgs, Paul Saxton, Gerhard Kirchner, Peter Bell, and Arnold Dyck;

•	The reconfirmation of the Company’s Shareholder Rights Plan for a further three years;

•	The ratification of the appointment of the Company’s independent registered public accounting firm, Manning Elliott LLP, for the fiscal year 2013; and

•	Any other business that may properly come before the meeting.

How many votes do I get?

Each share is entitled to one vote. No cumulative rights are authorized, and dissenters’ rights are not applicable to any of the matters being voted upon.

The Board recommends a vote FOR the election of all Directors, FOR the reconfirmation of the Shareholder Rights Plan and FOR the ratification of the appointment of the Company’s independent registered public accounting firm.

How do I vote?

You have several voting options. You may vote by:

•        Signing your proxy card and mailing it in the enclosed, prepaid and addressed envelope;

•        Signing and faxing your proxy card to our transfer agent, Corporate Stock Transfer, for proxy voting, to the fax number provided on the proxy card;

•        Voting over the internet by following the procedures provided on the proxy card; or

•        Attending the Annual Meeting and voting in person.

If your shares are held in an account with a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Annual Meeting unless you request and obtain a valid proxy card from your broker, bank, or other nominee.

Can stockholders vote in person at the Annual Meeting?

The Company will pass out written ballots to anyone who wants to vote at the Annual Meeting. If you hold your shares through a brokerage account but do not have a physical share certificate, or the shares are registered in someone else’s name, you must request a legal proxy from your stockbroker or the registered owner to vote at the meeting.

What if I share an address with another stockholder and we received only one copy of the proxy materials?

If certain requirements are met under relevant U.S. securities law, including in some circumstances, the stockholders’ prior written consent, we are permitted to deliver one annual report and one proxy statement to a group of stockholders who share the same address. If you share an address with another stockholder and have received only one copy of the proxy materials, but desire another copy, please send a written request to our offices at the address below or call us at (604) 689-1659 to request another copy of the proxy materials. Please note that each stockholder should receive a separate proxy card to vote the shares they own.

Send requests to:

Uranerz Energy Corporation
Suite 1410 – 800 West Pender Street
Vancouver, B.C., Canada V6C 2V6
Attention: Sandra R. MacKay, Corporate Secretary

What if I change my mind after I return my proxy?

You may revoke your proxy and change your vote at any time before the polls close at the Annual Meeting. You may do this by:

•        Signing another proxy with a later date and mailing it to the attention of: Jason K. Brenkert, Inspector of Elections, at 1400 Wewatta Street, Suite 400, Denver, Colorado, 80202, so long as it is received prior to 12:00 p.m. MDT, on July 9, 2013;

•        Voting in person at the Annual Meeting; or

•        Giving written notice of the revocation of your proxy to the Company’s Corporate Secretary, Sandra R.

MacKay, at Suite 1410 – 800 West Pender Street, Vancouver, B.C., Canada V6C 2V6, prior to 12:00 p.m., MDT on July 9, 2013.

Beneficial stockholders should refer to the instructions received from their broker, bank or intermediary or the registered holder of the shares if they wish to change their vote.

How many votes do you need to hold the meeting?

To conduct the Annual Meeting, the Company must have a quorum, which means that one-third of the outstanding voting shares of the Company as of the record date must be present at the Annual Meeting. The common stock is the only outstanding voting stock of the Company. Based on 77,207,574 shares outstanding as of the record date of May 16, 2013, 23,735,858 shares must be present in person or by proxy for the quorum to be reached. Your shares will be counted as present at the Annual Meeting if you:

•        Submit a properly executed proxy card (even if you do not provide voting instructions); or

•        Attend the Annual Meeting and vote in person.

What if I abstain from voting?

Abstentions with respect to a proposal are counted for the purposes of establishing a quorum. Since the Company’s by-laws state that matters presented at a meeting of the stockholders must be approved by the majority of the voting power of the voting shares present at the meeting, a properly executed proxy card marked ABSTAIN with respect to a proposal will have the same effect as voting AGAINST that proposal. However, as described below, election of directors is by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR any of the nominees for which the vote was withheld.

What effect does a broker non-vote have?

Brokers and other intermediaries, holding shares in street name for their customers, are generally required to vote the shares in the manner directed by their customers. If their customers do not give any direction, brokers may vote the shares on routine matters, but not on non-routine matters. Since the election of directors under this Proxy Statement is uncontested, the election of directors is considered a non-routine matter and brokers are not permitted to vote shares held in street name for their customers in relation to this item of business. The reconfirmation of the Shareholder Rights Plan is considered a non-routine matter and brokers are not permitted to vote shares held in street name for their customers in relation to this item of business. The ratification of the appointment of the Company’s independent registered public accounting firm for the fiscal year of 2013 is considered a routine matter and brokers will be permitted to vote shares held in street name for their customers.

The absence of a vote on a non-routine matter is referred to as a broker non-vote. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact in the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger proportion of votes cast for the election of directors. Any shares represented at the Annual Meeting but not voted (whether by abstention, broker non-vote or otherwise) with respect to the proposal to reconfirm the Shareholder Rights Plan or the proposal to ratify the appointment of the independent registered public accountant will have the same effect as a vote against that matter.

How many votes are needed to elect directors?

The nominees for election as directors at the Annual Meeting will be elected by a plurality of the votes cast at the meeting. A properly executed proxy card marked WITHHELD with respect to the election of directors will not be voted and will not count FOR or AGAINST any of the nominees.

How many votes are needed to approve the reconfirmation of the Shareholder Rights Plan for a further three years?

The Shareholder Rights Plan will be reconfirmed if a majority of shares of common stock present at the Annual Meeting cast votes FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as a vote against that matter.

How many votes are needed to ratify the appointment of the independent registered public accountant Manning Elliott LLP?

The ratification of the appointment of the independent registered public accountant Manning Elliott LLP will be approved if a majority of the voting power of the voting shares present at the meeting votes FOR the proposal. A properly executed proxy card marked ABSTAIN with respect to this proposal will have the same effect as voting AGAINST this proposal.

Will my shares be voted if I do not sign and return my Proxy Card?

If your shares are held through a brokerage account, your brokerage firm, under certain circumstances and subject to certain legal restrictions, may vote your shares; otherwise your shares will not be voted at the meeting. See “What effect does a broker non-vote have?” above for a discussion of the matters on which your brokerage firm may vote your shares.

If your shares are registered in your name, and you do not sign and return your proxy card, your shares will not be voted at the Annual Meeting.

Where can I find the voting results of the meeting?

Within four (4) business days of the Annual Meeting, the Company will file a current report on Form 8-K with the Securities and Exchange Commission (“SEC”) announcing the voting results of the Annual Meeting.

Who will pay for the costs of soliciting proxies?

The Company will bear the cost of soliciting proxies. In an effort to have as large a representation at the meeting as possible, the Company’s directors, officers and employees may solicit proxies by telephone or in person in certain circumstances. These individuals will receive no additional compensation for their services other than their regular salaries. Upon request, the Company will reimburse brokers, dealers, banks, voting trustees and their nominees who are holders of record of the Company’s Common Stock on the record date for the reasonable expenses incurred in mailing copies of the proxy materials to the beneficial owners of such shares.

When are stockholder proposals due for the 2014 annual meeting of stockholders?

In order to be considered for inclusion in next year’s 2014 proxy statement, stockholder proposals must be submitted in writing to the Company’s Corporate Secretary, Sandra R. MacKay, at Uranerz Energy Corporation, Suite 1410, 800 West Pender Street, Vancouver, B.C., Canada V6C 2V6, and received no later than January 1, 2014, provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held in calendar year 2014 is changed by more than 30 days from the date of the annual meeting of stockholders to be held in calendar year 2013. Such proposals must also comply with the requirements as to form and substance established by the SEC if such proposals are to be included in our proxy statement and form of proxy.

Similarly, stockholder proposals not submitted for inclusion in the proxy statement and received after March 15, 2014 will be considered untimely pursuant to Rule 14a-5(e)(2) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) provided that this date may be changed in the event that the date of the annual meeting of stockholders to be held in the calendar year 2013 is changed by more than 30 days from the date of the Annual Meeting of stockholders to be held in calendar year 2013.

How can I obtain a copy of the 2012 Annual Report on Form 10-K/A?

The Company’s 2012 Annual Report on Form 10-K/A, including financial statements, is available through the SEC’s website at www.sec.gov.

At the written request of any stockholder who owns shares on the record date, the Company will provide to such stockholder, without charge, a paper copy of the Company’s 2012 Annual Report on Form 10-K/A as filed with the SEC, including the financial statements, but not including exhibits. If requested, the Company will provide copies of the exhibits for a reasonable fee.

Requests for additional paper copies of the 2012 Annual Report on Form 10-K/A should be mailed to:

Uranerz Energy Corporation
Suite 1410 – 800 West Pender Street
Vancouver, B.C., Canada V6C 2V6
Attention: Sandra R. MacKay, Corporate Secretary

What materials accompany or are attached to this proxy statement?

The following materials accompany this proxy statement:

1.	Form of proxy card; and

2.	The Company’s Annual Report on Form 10-K/A.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting

Under rules adopted by the Securities and Exchange Commission, we are now furnishing proxy materials on the internet in addition to mailing paper copies of the materials to each stockholder of record. Instructions on how to access and review the proxy materials on the internet can be found on the proxy card or voting instruction form sent to stockholders of record. The 2012 Annual Report and this Proxy Statement can be accessed on the Company’s website at www.uranerz.com/s/2013annualmeeting.asp. Directions for attending the Annual Meeting can also be found at this website.

PROPOSAL 1 — ELECTION OF DIRECTORS

QUESTIONS AND ANSWERS

What is the current composition of the Board?

The current Board is composed of six directors. The Company’s current bylaws require the Board to have at least one and not more than twelve directors.

Is the Board divided into classes? How long is the term?

No, the Board is not divided into classes. All directors serve one-year terms until their successors are elected and qualified at the next annual meeting of stockholders.

Who is standing for election this year?

The Board has nominated the following six current Board members for election at the 2013 Annual Meeting, to hold office until the 2014 Annual Meeting:

•	Glenn Catchpole

•	Dennis Higgs

•	Paul Saxton

•	Gerhard Kirchner

•	Peter Bell

•	Arnold Dyck

How are nominees elected?

Directors are elected by a plurality of the votes present in person or represented by proxy and entitled to vote at the meeting.

The Board recommends a vote FOR each of the nominees. All proxies executed and returned without an indication as to how shares should be voted will be voted FOR the election of all nominees.

INFORMATION ON THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information with respect to our current directors, director nominees and executive officers. The term for each director expires at our next annual meeting or until his or her successor is appointed. The ages of the directors and executive officers are shown as of May 23, 2013.

Name	Current Office with Company	Principal Occupation	Director/Officer Since	Age
Glenn Catchpole	President & Chief Executive Officer; Director	President & Chief Executive Officer of Uranerz Energy Corporation	March 1, 2005	69
Dennis Higgs	Executive Chairman; Director	Executive Chairman of the Board of Uranerz Energy Corporation	May 26, 1999	55
Paul Saxton*	Director	President of Lincoln Mining Corporation	October 26, 2004	66
Gerhard Kirchner*	Director	Member, Advisory Board, Mindoro Resources Limited	March 13, 2005	83
Peter Bell*	Director	President of Ezon Healthtech Corporation	May 10, 2006	78
Arnold J. Dyck*	Director	Retired	May 23, 2006	72
Benjamin Leboe	Senior Vice President, Finance & Chief Financial Officer	Senior Vice President, Finance & Chief Financial Officer of Uranerz Energy Corporation	May 23, 2006	67
Sandra MacKay	Senior Vice President, Legal & Corporate Secretary	Senior Vice President, Legal & Corporate Secretary of Uranerz Energy Corporation	July 1, 2009	53

* Indicates that the director is “independent” in accordance with Section 803A of the NYSE MKT Company Guide.

The following is a description of the business background of the current directors, director nominees and executive officers of the Company.

Mr. Glenn Catchpole was appointed to the Board and became our President on March 1, 2005. Mr. Catchpole is a licensed engineer who holds an M.S. in civil engineering from Colorado State University. He has been active in the uranium solution mining industry since 1978, holding various positions including wellfield engineer, project manager, general manager and managing director of several uranium solution mining operations.

In 1988 Mr. Catchpole joined Uranerz U.S.A., Inc. and Uranerz Exploration and Mining and became Director of Regulatory Affairs, Environmental Engineering and Solution Mining. Mr. Catchpole’s responsibilities included the monitoring and oversight of the environmental and regulatory aspects of two large uranium mines in Canada and the operational aspects of one uranium solution mine in the United States. In 1996 Mr. Catchpole was appointed General Manager and Managing Director of the Inkai uranium solution mining project located in the Republic of Kazakhstan (Central Asia). In 1998 Cameco Corporation acquired Uranerz U.S.A. Inc., and Mr. Catchpole continued his post at the Inkai Project for Cameco. Mr. Catchpole spent six years taking the Inkai project from acquisition through feasibility study, joint venture formulation, government licensing, environmental permitting, design, construction and the first phase start-up.

Following his departure from Cameco in 2002, Mr. Catchpole was an independent consulting engineer providing project management to the oil and gas, mining, and construction industries. Mr. Catchpole is experienced in all phases of project development including environmental permitting, procurement, scheduling, budgeting, and construction of infrastructure and mining facilities. He has served on numerous mineral evaluation and due diligence teams.

Mr. Dennis Higgs is Executive Chairman of the Board. Mr. Higgs was appointed to the Board as President and Chief Executive Officer on May 26, 1999, and resigned as President and Chief Executive Officer on March 1, 2005. Mr. Higgs became Executive Chairman of our Board on February 1, 2006.

Mr. Higgs has been involved in the financial and venture capital markets for over twenty-five years, raising millions of dollars in the United States, Canada and Europe. He founded his first junior exploration company in 1983 and took it public through an initial public offering in 1984. Since then, Mr. Higgs has been involved in the founding, financing, initial public listing, and building of several companies. Mr. Higgs was directly involved with the founding and initial public offering of Arizona Star Resource Corp. and the listing and financing of BioSource International Inc.

Mr. Paul Saxton was appointed to the Board on October 26, 2004. Mr. Saxton is a mining engineer who also holds an MBA from the University of Western Ontario. He has been active in the mining industry since 1969, holding various positions including mining engineer, mine superintendent, president and chief executive officer of numerous Canadian mining companies.

Following ten years with Cominco, Mr. Saxton became Vice President and president of Mascot Gold Mines Ltd., initially working on the design and construction of the Nickel Plate mine in British Columbia, Canada. Subsequently Mr. Saxton became a Vice President of Corona Corporation where he was responsible for western operations and exploration for the company and was instrumental in the re-opening of the Nickel Plate Mine. In 1989, Mr. Saxton was appointed Senior Vice President of Viceroy Resource Corporation where he was responsible for helping to obtain financing and the construction and operations of the Castle Mountain mine in California. In 1994, Mr. Saxton was appointed President of Loki Gold Corporation and Baja Gold Inc. where he was responsible for arranging over $45 million in mine financing and bringing the Brewery Creek Gold mine into production. Loki Gold, Baja Gold and Viceroy merged in 1996 and Mr. Saxton was named President of the new entity.

Following his departure from Viceroy in 1999, Mr. Saxton became president of Standard Mining Corp., organizing the company and supervising its exploration activities until 2001, when Standard Mining Corp. was merged with Doublestar Resources Ltd. In March 2004, Mr. Saxton was appointed as a director and President of Lincoln Gold Corporation, a company engaged in mineral exploration in Mexico and in the States of California and Nevada.

Mr. Saxton chairs the Company’s Corporate Governance & Nominating Committee and is a member of the Compensation Committee.

Dr. Gerhard Kirchner was appointed to the Board March 13, 2005. Dr. Kirchner has 40 years of international mine development and management experience including 20 years with Uranerz Exploration and Mining Ltd. He received a multidisciplinary education in mining engineering and economic geology, and a Doctorate in Mining Sciences from the University of Leoben, Austria.

At Uranerz Exploration and Mining Ltd., Dr. Kirchner spent nine years as General Manager and eleven years as Senior Vice President. He and his team were responsible for the Key Lake uranium discovery, and the acquisition, engineering and development of projects such as the Midwest uranium deposit, Eagle Point North uranium deposit, Star Lake gold deposit and the Crow Butte ISL uranium deposit.

Previous to his work with Uranerz, Dr. Kirchner spent six years designing, developing and managing the Kamoto Mine in Kolwezi, Zaire; four years consulting on mining and civil engineering projects in several countries including Surinam, Nigeria and Congo; and five years as a mine superintendent and exploration manager in Greenland where he discovered the Molybdenum Porphyry Erzberg. Dr. Kirchner also spent three years as a project engineer on dams in Austria and Japan, and road projects in Saudi Arabia.

Dr. Kirchner is a member of the advisory board of Mindoro Resources Limited, a public company whose shares are listed on the TSX Venture Exchange and the Frankfurt Exchange. During the period June 2004 to January 2008, Dr. Kirchner was a member of Mindoro’s board of directors and served as its chairman.

Dr. Kirchner is a member of the Company’s Audit, Compensation and Corporate Governance & Nominating Committees.

Mr. Peter Bell was appointed to the Board on May 10, 2006. Mr. Peter Bell practiced as a licensed pharmacist before becoming a business consultant and a director of a number of private and public companies. Mr. Bell has been a director of Current Technology Corporation since 1992 and a director and the President of Ezon Healthcare Corporation since 1997, companies in the health and wellness and pharmaceutical fields.

Mr. Bell has provided a wide range of consulting services to businesses and health care companies and organization, including: sales management and reorganization of sales force; regional market development and marketing strategy; medical opinion surveys and market analysis; medical device product market development; business immigration program presentations; management studies in healthcare organizations; development and growth of public corporations and reverse takeovers in public companies.

Mr. Bell holds a Bachelor of Science Degree in Pharmacy from the University of Manitoba and a Masters in Business Administration from the University of Western Ontario.

Mr. Bell chairs the Company’s Compensation Committee and is a member of the Audit and Corporate Governance & Nominating Committees.

Mr. Arnold Dyck was appointed to the Board on May 10, 2006. Mr. Dyck was employed at Uranerz Exploration and Mining Limited from 1977 to 1998. Mr. Dyck progressed through various positions with Uranerz Canada Limited, Uranerz Exploration and Mining Limited, and Uranerz U.S.A. Inc. to become the Senior Vice President and Chief Financial Officer for the Uranerz group of companies. He also served as a member of the board of directors for Uranerz U.S.A. Inc. and as chairman of the board of directors of a subsidiary mining company.

Prior to his employment with Uranerz Exploration and Mining Limited, Mr. Dyck was employed with and responsible for the accounting, finance and corporate secretarial functions for a three year period during the initial development of a food and feed scientific research and development pilot facility with government, university and corporate joint ownership. For the five years prior to this Mr. Dyck fulfilled various executive positions in the development of a new electronics manufacturing operation.

Mr. Dyck is a graduate of the Registered Industrial Accountant education program and was awarded the designation of Certified Management Accountant in 1975.

Mr. Dyck chairs the Company’s Audit Committee and is a member of its Corporate Governance & Nominating and Compensation Committees.

Mr. Benjamin Leboe was appointed as the Company’s Chief Financial Officer on May 23, 2006 and acted as our Corporate Secretary from October 2006 to December 2007 and from January 2009 to July 2009. Mr. Leboe also serves as the Company’s Ethics Officer, Principal Accounting Officer and Senior Vice President of Finance. Mr. Leboe has been Principal, Independent Management Consultants of British Columbia, since 1990. Prior to joining Uranerz he was a Senior Consultant, management consulting of the Business Development Bank of Canada, from 2005 to 2006. Previously, from 1995 to 2005 he was a director, Chief Financial Officer, Principal Accounting Officer and Treasurer of numerous public companies in Canada and the U.S.A.. From 1991 to June 1995, he served as Chief Financial Officer and Vice President of VECW Industries Ltd. He was a Partner of KPMG Consulting and its predecessor firms from 1978 to 1990.

Mr. Leboe holds a Bachelor of Commerce and Business Administration, Finance and Accounting, from the University of British Columbia. He is a Chartered Accountant and Certified Management Consultant in Canada.

Ms. Sandra MacKay joined the Company on July 1, 2009 as Legal Counsel and Corporate Secretary. She was appointed Vice President, Legal and Corporate Secretary in July of 2010 and Senior Vice President, Legal & Corporate Secretary in December of 2011.

Ms. MacKay obtained her Bachelor of Laws in 1983 from the University of British Columbia. Ms. MacKay has over 25 years of experience working within law firms and as counsel within business organizations in a variety of industries including petrochemical, engineering, biotechnology and mining. Ms. MacKay’s legal experience includes acting for both public and private companies on a wide variety of corporate-commercial transactions. Ms. MacKay has provided general counsel to her clients on a broad range of subject matters including securities law compliance, employment law, corporate governance and general corporate-commercial matters, and in the negotiation and drafting of related agreements.

Arrangements between Officers and Directors

To our knowledge, there is no arrangement or understanding between any of our executive officers and any other person, including directors, pursuant to which the executive officer or director was selected to serve as an executive officer or director.

Family Relationships

None of our directors or executive officers is related by blood, marriage, or adoption to any other director or executive officer.

Other Directorships

None of our directors or director nominees are also directors of issuers with a class of securities registered under Section 12 of the United States Securities Exchange Act of 1934, as amended, (the “Exchange Act”) (or which otherwise are required to file periodic reports under the Exchange Act).

Legal Proceedings

The Company is not aware of any material legal proceedings to which any director, officer or affiliate of the Company, or any owner of record or beneficially of more than five percent of common stock of the Company, or any associate of any director, officer, affiliate of the Company, or security holder is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.

The Company is not aware of any of its directors or officers being involved in any legal proceedings in the past ten years relating to any matters in bankruptcy, insolvency, criminal proceedings (other than traffic and other minor offenses) or being subject to any of the items set forth under Item 401(f) of Regulation S-K.

Director Qualification and Background

The Company’s Corporate Governance & Nominating Committee identifies candidates for nomination to the Board. The Company does not have a formal policy with respect to evaluation of nominees, however, it has been the Company’s practice to seek to compose a Board which brings a full complement of skills and attributes and experience to the Board and in this respect the Company looks for a diverse range of attributes and qualifications among its Board candidates. These include: financial acumen, previous public company governance experience, experience in the uranium industry, sound business experience, government relations experience, investor relations experience, sales and marketing experience, ISR mining experience, and knowledge of the nuclear power industry. Each candidate is not expected to possess all of these attributes, but rather the Corporate Governance & Nominating committee seeks to nominate a group which, in the aggregate, is comprised of individuals who contribute the full range of such experience and qualifications. Additionally, each nominee is expected to display: a commitment to good governance and the protection of stockholder interests, demonstrated leadership skills, and effective communication skills. Nominees who have previously served as directors of the Company are also evaluated on the basis of their attendance record and their dedication to fulfillment of their responsibilities as a director of the Company.

In developing its recommendation as to the nominees to the Board for 2013, the Corporate Governance & Nominating Committee concluded that the proposed nominees should each serve as a director based on the following particular experience, qualifications and attributes of each director:

Mr. Glenn Catchpole is recommended as a nominee to the Board because of the following particular qualifications: extensive experience in the uranium industry; extensive government relations experience; proven business acumen; proven leadership abilities; strong interpersonal skills; a demonstrated ability to manage personnel; and a proven ability to take projects from exploration stage through production start-up.

Mr. Dennis Higgs is recommended as a nominee to the Board because of the following particular qualifications: significant experience in the raising of capital in the public markets; proven experience in forming companies and taking them from startup to viability; significant experience in mergers & acquisitions and financings; experience in the mining industry and previous experience as a director of a public company; understanding of United States and Canadian securities laws and regulations; demonstrated leadership and interpersonal skills; and strong presentation and communication skills.

Mr. Paul Saxton is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Saxton is a professional engineer with extensive experience in the mining industry, including working as a mine superintendent and a chief executive officer of a number of Canadian mining companies. Mr. Saxton has considerable previous public company director experience and experience raising capital in the public markets.

Dr. Gerhard Kirchner is recommended as a nominee to the Board because of the following particular qualifications and attributes: over 30 years of mine development and management experience, 20 of which have been in the uranium industry. Dr. Kirchner also has previous public company board experience, considerable investor relations experience and knowledge; his consultancy experience includes advising on mining and engineering projects worldwide.

Mr. Peter Bell is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Bell has considerable experience as a director of both public and private companies and professional organizations. Mr. Bell has broad business experience including having provided a broad range of consulting services to businesses in respect of marketing and sales efforts, business growth and development.

Mr. Arnold Dyck is recommended as a nominee to the Board because of the following particular qualifications and attributes: Mr. Dyck is a Certified Management Accountant and is qualified as a “financial expert” as defined for Audit Committee purposes by applicable securities legislation. Mr. Dyck is knowledgeable in best audit committee practices and has previously served on the boards of directors of subsidiary companies of public companies. Mr. Dyck’s management and professional experience includes working within the uranium mining industry for the original Uranerz group of companies in a professional capacity and ultimately as a member of the board of directors of certain companies within that group.

The Corporate Governance & Nominating Committee also evaluates each candidate in respect of whether their personal and professional schedules allow them to dedicate sufficient time to governance of the Company and in each case the above nominees have demonstrated consistent conscientiousness in devoting their time and energies to the affairs of the Company.

CORPORATE GOVERNANCE

We believe that effective corporate governance is critical to our long-term success and our ability to create value for our stockholders. We regularly review our corporate governance practices, monitor emerging developments in corporate governance and update our policies and procedures when our Board determines that it would benefit the Company and our stockholders to do so. We also monitor our corporate governance policies and practices maintain compliance with the provisions of the Sarbanes-Oxley Act of 2002, the SEC rules, the corporate governance standards of the NYSE MKT (the “NYSE Standards”) and applicable Canadian requirements.

We maintain a corporate governance page on our website that includes: our Code of Business Conduct and Ethics and the charters for the Audit, Corporate Governance & Nominating and Compensation Committees of Board, all of which can be found at www.uranerz.com by clicking on “Corporate Governance” under the heading “About Us”.

BOARD OF DIRECTORS CONSTITUTION

The Company’s current bylaws require the Board to have at least one and no more than twelve directors. The current Board is composed of six directors. A Board of six directors is being proposed for 2013.

Director Independence

We had six Directors at December 31, 2012, including four independent Directors, as follows:

Glenn Catchpole

Dennis Higgs

Paul Saxton, independent

Gerhard Kirchner, independent

Peter Bell, independent

Arnold Dyck, independent

Consistent with NYSE Standards, the Board assesses the independence of its members not less than annually. The Board applies the requirements for independence set out in Rule 803A of the NYSE MKT Company Guide and considers all relevant facts and circumstances in making its assessment.

The Company’s Code of Business Conduct and Ethics specifically addresses conflict of interest situations involving directors. Pursuant to our Code of Business Conduct and Ethics, all directors are required to act in the best interests of the Company and to avoid conflicts of interest.

With the assistance of the Corporate Governance & Nominating Committee, the Board has considered the relationship of the Company to each of the nominees for election by the stockholders at the Company’s 2013 annual general meeting and has determined that four of the six nominees for election as directors at the Annual Meeting are independent (Messrs. Saxton, Bell and Dyck and Dr. Kirchner). The two nominees who are not independent (Messrs. Catchpole and Higgs) are executive officers of the Company and members of management.

MEETINGS OF THE BOARD AND BOARD MEMBER ATTENDANCE AT ANNUAL MEETING

Action by the Board of Directors or committees of the Board may be taken at in-person meetings, at meetings held by conference call, or by unanimous written consent. During the fiscal year ended December 31, 2012, the Board held four meetings in-person or by teleconference. The 2012 attendance record of Board members was 100% (every director attended all meetings of the full Board). At each of its regular in-person Board meetings the Board holds sessions at which the independent directors meet in the absence of management directors.

Board members are not required, but are expected to make every effort, to attend the annual meeting of stockholders. All of the current Board members attended last year’s annual meeting. All six current Board members who are nominated for election are expected to attend the 2013 Annual Meeting.

COMMUNICATIONS TO THE BOARD

Stockholders may communicate directly with members of the Board, or the Board as a group, by writing directly to the individual Board member or the Board, c/o Corporate Secretary, Sandra R. MacKay, at Uranerz Energy Corporation, Suite 1410 – 800 West Pender Street, Vancouver, B.C., Canada V6C 2V6. The Company’s Corporate Secretary will forward communications directly to the appropriate Board member. If the correspondence is not addressed to a particular member, the communication will be forwarded to a Board member to bring to the attention of the Board. The Company’s Corporate Secretary will review all communications before forwarding them to the appropriate Board member.

BOARD LEADERSHIP STRUCTURE

The Board has reviewed our Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature and stage of the Company’s business, the regulatory framework under which the Company operates, the Company’s stockholder base and other relevant factors. Under the current Board leadership structure, the positions of Chairman of the Board (the Executive Chairman) and Chief Executive Officer (the President & Chief Executive Officer) are two separate and distinct positions. The Board is of the view that this Board leadership structure is appropriate for the Company. The Board noted the following factors in reaching its determination:

•           The Board operates efficiently and effectively under its current structure;

•           By virtue of their complimentary but distinct backgrounds and experience, the executive functions within the Company are appropriately divided between the two incumbents, as is the leadership of the Company’s two operational offices; the President & Chief Executive Officer oversees the Casper, Wyoming office activities and the Executive Chairman oversees those of the Vancouver, Canada office;

•           The President & Chief Executive Officer and the Executive Chairman provide an appropriate cross-check over one another in a manner which allows for effective decision making; and

•           The separation of the two functions improves management – independent director information sharing and communication because both the President & Chief Executive Officer and the Executive Chairman have direct communication with independent directors.

The Company does not have a lead independent director or independent chairman. Given the size of the Board, the Board believes that the presence of four independent directors out of the six directors on the Board is sufficient independent oversight of the Executive Chairman and President & Chief Executive Officer. The independent directors work well together in the current board structure and the Board does not believe that selecting a lead independent director is necessary to improve or enhance the Board’s oversight role.

THE BOARD OF DIRECTORS’ ROLE IN RISK MANAGEMENT OVERSIGHT

The understanding, identification and management of risk are essential elements for the successful management of the Company. Risk management begins with management, which takes primary responsibility for risk identification, mitigation and management. The Board as a whole regularly assesses management’s effectiveness in identifying and appropriately controlling risks. Not less than semi-annually, management presents a report to the Board summarizing its review and analysis of the Company’s methods for identifying and managing risks.

The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements. The Compensation Committee considers risks related to the Company’s compensation programs and succession planning. The Corporate Governance & Nominating Committee considers risks related to the independence and effective functioning of the Board.

In the event that a committee is allocated responsibility for examining and analyzing a specific risk, such committee reports on the relevant risk exposure during its regular reports to the entire Board to facilitate proper risk oversight by the entire Board.

Based on a review of the nature of operations, we do not believe that any personnel of the Company are incented to take excessive risks that would likely have a material adverse effect on our operations.

BOARD COMMITTEES

Our Board has established three standing committees: an Audit Committee, a Compensation Committee, and a Corporate Governance & Nominating Committee, as well as a fourth committee: the Marketing Committee.

The information below sets out the current members of each of Uranerz’ Board committees and summarizes the functions of each of the Board committees in accordance with their charters.

Audit Committee

We have a standing Audit Committee, established in accordance with section 3(a)(58)(A) of the Exchange Act, as amended. The Audit Committee’s charter complies with Rule 10A-3 of the Exchange Act and the requirements of the NYSE MKT Company Guide. Our Audit Committee is comprised of three directors each of whom, in the opinion of the Company’s Board, is independent (in accordance with Rule 10A-3 if the Exchange Act and the requirements of Section 803B of the NYSE MKT Company Guide) and financially literate: Arnold Dyck (Chair), Peter Bell and Gerhard Kirchner. Mr. Arnold Dyck satisfies the requirement of a “financial expert” as defined under Item 407(d)(5) of Regulation S-K and is, in the opinion of the Company’s Board, “financially sophisticated” as that term is used in the NYSE MKT Company Guide.

Our Audit Committee monitors our audit and the preparation of financial statements and all financial disclosure contained in our SEC filings. Our Audit Committee appoints our external auditors, monitors their qualifications and independence and determines the appropriate level of their remuneration. The external auditors report directly to the Audit Committee. Our Audit Committee has the authority to terminate our external auditors’ engagement and approve in advance any services to be provided by the external auditors that are not related to the audit.

The Committee’s charter requires the Committee to evaluate the functioning of the Committee on an annual basis. The Committee also reviews its charter annually.

During the fiscal year ended December 31, 2012, the Audit Committee met six times. The Chairman of the Committee attended five of the six meetings; the other members of the Committee attended all of the six meetings. A copy of the Audit Committee charter can be found on the Company’s website at: www.uranerz.com.

Audit Committee Report

The Company’s Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Audit Committee is comprised of three members. Each member is “independent” as determined under Rule 10A-3 of the Exchange Act and the rules of the NYSE MKT. The Audit Committee operates under a written charter adopted by the Board.

The Committee assists the Board by overseeing the (1) integrity of the Company’s financial reporting and internal control, (2) independence and performance of the Company’s independent auditors, and (3) provides an avenue of communication between management, the independent auditors, and the Board.

In the course of providing its oversight responsibilities regarding the 2012 financial statements, the Committee reviewed the 2012 audited financial statements, which appear in the 2012 Annual Report to Stockholders, with management and the Company’s independent auditors. The Committee reviewed accounting principles, practices, and judgments as well as the adequacy and clarity of the notes to the financial statements.

The Audit Committee reviewed the independence and performance of the independent auditors who are responsible for expressing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States, and such other matters as required to be communicated by the independent auditors in accordance with Statement of Audit Standard 61, as superseded by Statement of Auditing Standard 114 – the Auditor’s Communication with Those Charged with Governance, as modified or supplemented.

The Audit Committee reviews the independent auditors’ audit plan, scope and timing, not less than annually. The Audit Committee has received the written disclosures and the letter from the independent auditors required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable standards for auditors of public companies.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements be included in the Annual Report to the SEC on Form 10-K/A for the year ended December 31, 2012. The Committee and the Board have also recommended the selection of Manning Elliott LLP as independent auditors for the Company for the fiscal year 2013.

Submitted by the Audit Committee Members
Arnold Dyck, Chairman
Peter Bell
Gerhard Kirchner

Compensation Committee

We have a standing Compensation Committee currently comprised of four directors all of whom, in the opinion of the Company’s Board, are independent (under Section 803A of the NYSE MKT Company Guide): Peter Bell (committee Chair), Arnold Dyck, Gerhard Kirchner and Paul Saxton. We have a Compensation Committee charter that complies with the requirements of the NYSE MKT. Our Compensation Committee is responsible for considering and authorizing terms of employment and compensation of executive officers and providing advice on compensation structures. Our Chief Executive Officer may not be present during the voting determination or deliberations in respect of his compensation. In addition, our Compensation Committee reviews both our overall salary objectives and significant modifications made to employee benefit plans, including those applicable to executive officers. The Compensation Committee is also responsible for reviewing and making recommendations to the Board with respect to succession planning for the executive officers.

The Compensation Committee is responsible for administration of the Company’s stock option plan (the “Stock Option Plan”). The Compensation Committee authorizes the granting of stock options and determines the number of shares covered by each grant and the terms and conditions of the stock option, subject to the provisions of the Stock Option Plan.

The Compensation Committee also reviews the remuneration of independent directors from time to time to ensure that it properly reflects the responsibilities associated with being an effective independent director.

The Compensation Committee’s charter requires the committee to evaluate the functioning of the committee on an annual basis. The Compensation Committee also reviews its charter annually.

During the fiscal year ended December 31, 2012, the Compensation Committee met three times. All of the members of the Compensation Committee attended all of the meetings held in fiscal year 2012. In addition the Compensation Committee rendered certain decisions by way of resolutions by written consent during the course of the year. A copy of the Compensation Committee charter can be found on the Company’s website at www.uranerz.com.

The Compensation Committee does not and cannot delegate its authority to determine director and executive officer compensation. Our Compensation Committee and management did not engage the services of an external compensation consultant during fiscal year 2012.

Corporate Governance & Nominating Committee

We have a standing Corporate Governance & Nominating Committee comprised of four directors all of whom, in the opinion of the Company’s Board, are independent (under Section 803A of the NYSE MKT Company Guide): Paul Saxton (committee Chair), Arnold Dyck, Gerhard Kirchner and Peter Bell. We have a Corporate Governance & Nominating Committee charter that complies with the requirements of the NYSE MKT. Our Corporate Governance & Nominating Committee is responsible for developing our approach to corporate governance issues.

The Corporate Governance & Nominating Committee evaluates the qualifications of potential candidates for director and recommends to the Board nominees for election at the next annual meeting or any special meeting of stockholders, and any person to be considered to fill a Board vacancy resulting from death, disability, removal, resignation or an increase in Board size. During 2010 the committee developed a Board member skills matrix which identifies those personal attributes which each Board nominee is expected to possess as well as the range of professional and business experience which it felt the Board should possess in the aggregate. The committee refers to the skills matrix in its evaluation of individual directors and in its process for selecting and evaluating potential candidates to the Board. Candidates for the Board are required to demonstrate five personal attributes: he or she must (i) adhere to the highest standards of ethics and integrity, (ii) be a team player, (iii) be independent-minded, (iv) have strong business acumen and (v) possess a thorough understanding of the fiduciary duties of a director. Additionally, the Corporate Governance & Nominating Committee seeks to find candidates for the Board which display some or all of these skills and attributes: uranium mining industry experience, financial expertise or literacy, strategic planning experience, investment banking or capital raising experience, human resources knowledge, public company board experience, government relations experience, marketing experience and a mindset for risk management and oversight.

The Company does not have a formal policy regarding diversity in the selection of nominees for directors. The Corporate Governance & Nominating Committee does however consider diversity as part of its overall selection strategy. In considering diversity of the Board in its criteria for selecting nominees, the Corporate Governance & Nominating Committee takes into account various factors and perspectives, including differences of viewpoint, professional experience, education, skills and other individual qualities and attributes that contribute to Board heterogeneity, as well as race, gender and national origin. The Corporate Governance & Nominating Committee seeks persons with leadership experience in a variety of contexts and, among public company leaders, across a variety of industries. The Corporate Governance & Nominating Committee believes that this expansive conceptualization of diversity is the most effective means to implement Board diversity. The Corporate Governance & Nominating Committee assesses the effectiveness of this approach as part of its annual review of its charter.

The Corporate Governance & Nominating Committee has not adopted a formal policy for the consideration of stockholder nominations because the Corporate Governance & Nominating Committee does not believe such a policy is necessary for the equitable treatment of shareholder nominations. All nominees are given the same consideration and the independent composition of the Corporate Governance & Nominating Committee minimizes the impact of the Company’s management or non-independent directors on the consideration of nominees. Further, the Company has not traditionally received a significant number of shareholder nominations, so such nominations can be dealt with on a one-off basis and a separate policy to deal with a large volume of nominations is not necessary.

No stockholder or stockholders holding 5% or more of the Company’s outstanding shares, either individually or in aggregate, recommended a nominee for election to the Board during this past year. All of the nominees included on the proxy card accompanying this proxy statement were nominated by the Corporate Governance & Nominating Committee and were recommended by the Company’s current Board.

The Corporate Governance & Nominating Committee is responsible for evaluating the functioning of the Board and its committees on an annual basis, and making recommendations to the full Board as appropriate.

The Corporate Governance & Nominating Committee oversees the Board education program and evaluates and recommends educational programs to independent Board members.

The Corporate Governance & Nominating Committee’s charter requires the committee to evaluate the functioning of the committee on an annual basis. The committee also reviews its charter annually.

During the fiscal year ended December 31, 2012, the Corporate Governance & Nominating Committee met twice. All of the members of the Corporate Governance & Nominating Committee attended both meetings. A copy of the Corporate Governance & Nominating Committee charter can be found on the Company’s website at www.uranerz.com.

Marketing Committee

We have a Marketing Committee currently comprised of three directors: Glenn Catchpole, Dennis Higgs and Arnold Dyck. Mr. George Hartman also served as a member of the Committee until his retirement in September 2012. The Marketing Committee is not a standing committee but rather a special committee responsible for developing our strategic approach to marketing and negotiation of strategic uranium sales contracts. The Corporate Governance & Nominating Committee evaluates the benefit of and need for a Marketing Committee of the Board on an annual basis. That review will next occur at the end of fiscal year 2013.

DIRECTOR COMPENSATION

The following table sets forth the compensation granted to our directors for the fiscal year ended December 31, 2012.

Director Compensation 2012

					Change in
					Pension Value
	Fees				and Non-
	Earned or			Non-Equity	Qualified
Name	Paid in	Stock	Option	Incentive Plan	Compensation	All Other
	Cash	Awards	Awards	Compensation	Earnings	Compensation	Total
	($)	($)	($)	($)	($)	($)	($)
			Note (1)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Gerhard Kirchner	37,500		25,494				62,994
Paul Saxton	27,500		25,494				52,994
Arnold Dyck	73,000		32,447				105,447
Peter Bell	36,000		25,494				61,494

(1)           Option award compensation is the fair value for stock options vested during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model in accordance with FASB ASC 718. All options were priced at the market price of common shares on the date of the grant ($1.32 in respect of those granted December 17, 2012). The actual value received by the directors may differ materially from that reported herein. Options vested as to 40% on the grant date and as to 30% on each of the first and second anniversaries of the grant date. Value stated includes options vesting upon the grant date in 2012 and vesting of options granted in 2011 and vesting in 2012.

Director Compensation Agreements and Summary of Director Compensation Policies

During the fiscal year ended December 31, 2012, the Company compensated its independent directors as follows:

For Board service:

Annual Board retainer: $12,000 per year.

Per Board meeting: Attendance: $1,000 per in person meeting, $500 per telephone meeting; Travel: $1,000 intra-continent, $2,000 inter-continent.

For Committee service, retainers as follows (no meeting fees):

  Audit Committee: Chair: $15,000/year. Members: $8,000/year.
  Corporate Governance & Nominating Committee: Chair: $4,000/year. Members: $2,500/year.
  Compensation Committee: Chair: $6,000/year. Members: $4,000/year.
  Marketing Committee: Chair: (Nil – Executive). Independent Members: $1,000/day. Executive Members: Nil.

OTHER GOVERNANCE MATTERS

Code of Business Conduct and Ethics

We have adopted a corporate Code of Business Conduct and Ethics administered by our Senior Vice President, Finance and Chief Financial Officer, Benjamin Leboe. We believe our Code of Business Conduct and Ethics is reasonably designed to deter wrongdoing and promote honest and ethical conduct, to provide full, fair, accurate, timely and understandable disclosure in public reports, to comply with applicable laws, to ensure prompt internal reporting of code violations, and to provide accountability for adherence to the Code. Our Code of Business Conduct and Ethics provides written standards that are reasonably designed to deter wrongdoing and to promote:

  honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
  full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the SEC and in other public communications made by the Company;
  compliance with applicable governmental laws, rules and regulations;
  prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
  accountability for adherence to the code.

Our Code of Business Conduct and Ethics is available on our website at www.uranerz.com. A copy of the Code of Business Conduct and Ethics will be provided to any person without charge upon written request to the Company at its executive offices: Uranerz Energy Corporation, Suite 1410 – 800 West Pender Street, Vancouver, B.C., Canada V6C 2V6. We intend to disclose on our website any amendment to the Code of Business Conduct and Ethics and any waiver from a provision of our Code of Business Conduct and Ethics that applies to any of our principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of our Code of Business Conduct and Ethics. No waivers were granted from the requirements of our Code of Business Conduct and Ethics during the fiscal year ended December 31, 2012, or during the subsequent period from January 1, 2013, through to the date of this Proxy Statement.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires any person who is a director or executive officer of the Company or who beneficially holds more than 10% of any class of our securities which have been registered with the Securities and Exchange Commission, to file reports of initial ownership and changes in ownership with the Securities and Exchange Commission. These persons are also required under the regulations of the Securities and Exchange Commission to furnish us with copies of all Section 16(a) reports they file.

To our knowledge, based solely on our review of the copies of the Section 16(a) reports furnished to us, all Section 16(a) filing requirements applicable to our directors, executive officers and holders of more than 10% of any class of our registered securities were timely complied with.

EXECUTIVE COMPENSATION

Named Executive Officers

Set out below are particulars of the compensation paid to the Company’s executive officers, who were also the Company’s five highest paid officers during fiscal 2012 (the “Named Executive Officers”, or the “executive officers”):

(a)	the Company’s Executive Chairman;

(b)	the Company’s President and Chief Executive Officer;

(c)	the Company’s Former Chief Operating Officer;

(d)	the Company’s Chief Financial Officer; and

(e)	the Company’s Senior Vice President, Legal & Corporate Secretary

Compensation Discussion and Analysis

Oversight of Executive Compensation Program

The Compensation Committee of the Board oversees the Company’s executive compensation programs which are designed specifically for the Company’s executive officers, namely: the Executive Chairman, the Chief Executive Officer, the Chief Operating Officer, the Chief Financial Officer and the Senior Vice President, Legal. Additionally, the Compensation Committee is charged with the review and approval of all annual compensation decisions relating to the executive officers.

The Compensation Committee is composed entirely of independent, non-management members of the Board. Each year, and at such other times as is necessary, the Company reviews any and all relationships that each director has with the Company, and the Board subsequently reviews these findings. The Board has determined that none of the Compensation Committee members have any material business relationships with the Company.

The responsibilities of the Compensation Committee, as stated in its charter, include the following:

  to review and assess the adequacy of the Compensation Committee charter annually and submit any proposed changes to the Board for approval;
  to produce an annual report on senior executive officer compensation for inclusion in the Company’s annual report or the proxy statement relating to its annual meeting of stockholders;
  to review and make such recommendations to the Board as the Compensation Committee deems advisable with regard to all incentive-based compensation plans and equity-based plans;
  to assess the achievement of personal and corporate goals and objectives that are relevant to the compensation of the Company’s senior executive officers;
  to evaluate senior executive officer performance in light of the goals and objectives that were set and determine and recommend senior executive officer compensation based on such evaluation; and
  to review and make recommendations to the Board with respect to the compensation of the senior executive officers.

Overview of Executive Compensation Program

The Company recognizes that people are our primary asset and our principal source of competitive advantage. In order to recruit, motivate and retain the most qualified individuals as senior executive officers, the Company strives to maintain an executive compensation program that is competitive in the mining industry which is a competitive, global labor market. Although the Company is currently in the exploration stage, in order to achieve our objective of becoming a producer we have drawn primarily upon senior experienced talent from senior companies within the industry or relevant profession. The purpose of the Company’s compensation program is to encourage exceptional organizational and individual performance and to reward senior executive officers for enhancing shareholder value and achieving corporate goals.

In order to accomplish our goals and to ensure that the Company’s executive compensation program is consistent with its direction and business strategy the following compensation objectives underpin the compensation program for our senior executive officers:

  encourage and reward performance which supports the Company’s core values and business objectives;
  provide competitive total compensation and reward programs to enhance the Company’s ability to attract, motivate and retain knowledgeable and experienced senior executive officers; and
  emphasize a “pay for performance” system, in which an individual’s short and long-term compensation and career advancement are dependent upon both individual and Company performance, with an objective of increasing long-term shareholder value.

Compensation Elements and Rationale

There are three basic components to the Company’s executive compensation program: base salary, short term incentive cash awards and long-term incentive equity compensation.

(i) Base salary

Annual base salary must be considered in the context of the overall compensation package. Generally, the Compensation Committee will target being competitive within the peer group and market place where we compete for talent, however the Compensation Committee has taken a conservative position in respect of base salaries which we consider appropriate to the Company’s stage of development. Base salaries of our senior executive officers are relatively low compared to our peer group. The Compensation Committee made this determination based on its review of a mining industry salary survey, as described in more detail below.

(ii) Short term incentive (cash bonus)

The objective of the short term incentive program is to put variable pay at risk, motivate the executive officers to achieve predetermined objectives and provide a means to reward achievement of corporate milestones and fulfillment of the annual business plan. Historically the Company has been conservative in its award of short term incentives which we consider appropriate to the Company’s stage of development. Commencing in fiscal year 2011, the Compensation Committee developed a more formal framework for the potential award of short term incentive compensation to guide the Compensation Committee in exercising its discretion regarding the award of short term incentive compensation. The Compensation Committee annually sets corporate and individual goals for each executive officer and the award of short term incentive payments or bonuses, if any, is made after evaluation of demonstrated results, typically following the fiscal year end.

During 2013, as the Company transitions to an operating company, the process for the award of short term incentives will be even more formalized. As significant corporate milestones are achieved by the Company during fiscal year 2013 and thereafter, we expect short term incentive compensation awards to become a more significant element of the overall executive officer compensation program and we expect that such awards will be made on terms more consistent with those made by peer group companies to their senior executive officers. The Compensation Committee has not, as of the date of this Annual Report, formalized or otherwise adopted any new processes for the consideration of short term incentive cash bonuses from those utilized in 2012.

(iii) Long term incentive (equity)

The Company’s long term incentive program provides for the granting of stock options to executive officers to both: motivate executive performance and retention, and: align executive officer performance to shareholder value. In awarding long term incentives the Compensation Committee compares the long term incentive program to that of peer group companies and evaluates such factors as the number of options available in the Stock Option Plan and the number of options outstanding relative to the number of shares outstanding. The Compensation Committee has historically sought to award stock options on a competitive basis given the conservative position taken in respect of cash compensation components.

(iv) Non-cash compensation

The Company does not currently provide a benefit program such as health and welfare benefits or retirement saving programs to its senior executive officers, although it does make such standard health and welfare programs available to its other employees. During fiscal year 2013 the Compensation Committee will consider extending such a program to its executive officers in order to ensure its compensation program remains competitive.

During fiscal year 2012, all of the Company’s executive officers provided services through consulting or management agreements with the Company. Compensation is paid as “consulting” or “management” fees pursuant to these agreements. From the Company’s perspective, these services are provided in this manner for flexibility purposes. The Company has determined that it is in the best interests of the Company and its shareholders to maintain consulting and management agreements rather than employment agreements as it decreases the number of actual employees of the Company and ensures that employment of key senior executive officers can be negotiated on an as-needed basis with individualized terms—a vital concern to the Company given the relative costs of management salaries and expenses in an exploration stage company.

In general terms, our executive officer compensation program is intended to operate in an integrated manner to meet our objectives for the program and decisions about each element of the compensation program are made after taking into account the other elements of the program. As an exploration stage company without revenues, our compensation program has provided us with maximum flexibility whereby the Company can conserve cash by paying modest base salaries and modest or no short term incentive bonuses, whilst utilizing the long term incentive award compensation element to ensure that the program continues to allow us to recruit, retain and reward the highest caliber of executive officers.

Review of Executive Officer Performance

The Compensation Committee reviews, on an annual basis, the overall compensation program for the executive officers and evaluates executive officer performance relative to corporate and individual goals. The Compensation Committee has the opportunity to meet with the executive officers frequently during the year, which assists the Compensation Committee in forming its own assessment of each individual’s performance. Additionally, the Chief Executive Officer and the Executive Chairman provide their evaluations to the Committee of the performance of the other executive officers.

During fiscal year 2010 the Company participated in a mining industry salary survey to which the Compensation Committee referred in assessing the competitiveness of the Company’s senior executive officer compensation program. The 2010 survey, PriceWaterhouseCoopers Mining Industry Salary Survey, contained data from 290 U.S. and Canadian mining organizations (the identities of which were not provided). The Survey provided data for positions similar to the positions of the Named Executive Officers, as to average base salary, average cash incentive compensation as a percentage of base salary, average annual equity based grants and average total annual compensation. The Committee concluded that the cash compensation elements of its executive officer compensation program, base salaries and short term cash incentives, appeared low relative to surveyed companies of like size and at a similar stage of development.

During fiscal year 2011 the Compensation Committee reviewed all elements of its executive compensation program. While the Compensation Committee acknowledged that the above-referenced salary survey suggested that the Company’s historic and current rates of executive compensation are low relative to companies of similar size and stage, the Committee determined that it did not wish to change the Company’s pay philosophy until the Company enters into revenue production. This position was reaffirmed by the Committee in 2012; at the time that the Company enters into production the Committee intends to take a more formulaic approach to the tying of executive compensation to financial returns and proposes to place a more significant amount of executive compensation “at risk”, tied to measurable corporate and personal goal achievement. While the Company is still not revenue producing, the Compensation Committee prefers to keep base salaries at modest levels, and to reward exemplary performance in its discretion, where corporate or personal achievements so warrant, where retention may be a factor, and having due regard to the Company’s financial position to make cash incentive compensation awards.

With this philosophy in mind, the Compensation Committee met in December of 2011 to assess the performance and accomplishments of the executive officers during the year, in general terms. After assessing that corporate objectives had been substantially met, at that time a bonus pool of $500,000 was recommended and accrued for the award of executive cash incentive compensation, with individual allocations to be determined and paid in fiscal year 2012 after a more detailed review of individual executive performance.

During its initial discussions in December 2011, and in its subsequent discussions and communications in January of 2012, the Compensation Committee carried out a review of the performance of each executive officer and assessed the extent to which the Company’s corporate objectives were achieved. The Committee considered the recommendations of the Chief Executive Officer and the Executive Chairman with respect to the performance of the other executive officers. The Committee then met in camera to review and discuss the performance of the Chief Executive Officer and the Executive Chairman as well as the other executive officers. The Committee considered the self-evaluation by each of the executive officers as to their achievement of their personal goals, and considered the executive officers’ evaluation of the Company’s achievements of its corporate objectives. The Committee also considered the Company’s overall financial position in exercising its judgment and discretion with respect to executive awards. Because the Company is not yet revenue producing, the Committee was guided in large part by the amounts awarded to the executive officers in 2011, those amounts having been determined with regard to compensation levels of mining companies of similar sizes, with reference to the 2010 mining industry salary survey described above, in an effort to ensure that the overall cash compensation paid to each executive officer, that is, the combination of base salary plus cash incentive, yielded an annual amount of compensation which was conservative but fair for each individual.

In its December 2011 and January 2012 deliberations, the Committee reached the decision to grant a cash bonus to each of its five executive officers, with each senior officer receiving an amount in relative proportion to his or her base salary and position within the organization. Favoring a conservative approach while the Company is not yet in production, the Committee determined that cash bonuses should not exceed 70% of regular base salaries, notwithstanding that corporate and personal goals were substantially achieved. The Committee was primarily influenced by corporate goal achievement in determining the bonuses of the Chief Executive Officer and the Executive Chairman. In the case of the Chief Operating Officer, the Chief Financial Officer and the Senior Vice President, Legal, while corporate goal achievements were factored in, personal goal achievement was given slightly greater weight. In assessing the Chief Operating Officer’s bonus as a percentage of base salary, the base salary was discounted to that which the salary would have been in a more typical year and having regard to internal equities.

The Committee was influenced by these key corporate achievements in relation to pre-determined objectives, in reaching its determination that bonus awards were in order to reward 2011 performance:

(a)	all regulatory licenses needed to commence construction of Nichols Ranch were achieved during the year and construction was proceeding satisfactorily;

(b)	the Company had operated within budget;

(c)	regulatory compliance was exemplary;

(d)	the workforce had been supplemented by quality new hires and employee caliber and morale were high; and

(e)	safety and environmental standards at the highest levels were being achieved and a culture which heeds safety and environmental concerns was being well established.

It was noted that while efforts to grow the Company’s resource base were being achieved, performance in respect of this pre-set objective was satisfactory but not exemplary. Similarly, the Company’s market performance, while it was acknowledged that this was contributed to by many external factors, had not been exemplary, and thus the interests of shareholders in this respect were considered. Evaluation of these two latter performance measurements guided the Committee to a conservative position.

In assessing the individual performance of each executive officer relative to his or her personal stated objectives, the Committee found each executive officer’s performance, when measured against the achievement of corporate and personal goals, to have been exemplary. Although application of a formulaic approach based only on corporate and goal achievement would have yielded a larger cash bonus award in each instance, the Committee exercised its discretion, bearing in mind the Company’s stage of development and having regard to market factors and shareholder interests, to lower the cash incentive amounts to be awarded to a range of 50-70% of the executive’s base salary (customary base salary after removing extraordinary factors in the case of the Chief Operating Officer). As stated above, while the corporate and personal goal achievement is one of the factors weighed by the Committee in evaluating bonus award entitlement, the Compensation Committee did not intend or wish to fetter its discretion to take into account additional factors during the Company’s current stage of development while it is not yet revenue producing. Individual proposed bonus amounts for each executive officer were compared as against one another to ensure internal equity amongst the group and lastly the aggregate cash compensation figures which would be yielded after taking into account bonus awards were reviewed to ensure that the overall cash compensation, while conservative, yielded an overall cash compensation program that was not so low as to present retention issues, having regard to the above-referenced salary survey. The individual bonus awards to each executive officer formulated through this process are set out below.

In December of 2012, at which time the Compensation Committee would typically carry out its review of executive performance during 2012 with a view to determining individual bonus awards, the Committee adopted a similar approach as to what it had taken in 2011, earmarking a pool of $400,000 for the awarding of bonuses in early 2013 to reward 2012 performance. That amount was determined after benchmarking against 2011 bonuses awarded, and reduced by one fifth given that the number of executive officers had since reduced from five to four. Thus far, on recommendation by the executive officers and accepted by the Committee, the potential granting of individual executive bonus awards has been deferred by the Committee in light of the Company’s current fiscal constraints and with an overriding view to shareholder interests.

The Committee is currently developing a more formalized cash incentive program to be applied when the Company goes into production, whereby future bonus awards will be less discretionary and more tied to pre-set corporate goals, with a significant element of the overall cash compensation for each executive officer being pay “at risk” and base salaries remaining modest in relation to peer companies. The Company began to transition to a more formalized program in 2012 and expects the more formalized program to be fully in effect in late 2013. As of the date of this Annual Report, formal corporate performance goals and individual executive officer performance elements for 2013 have not been established by the Compensation Committee.

Dennis Higgs, Executive Chairman

Mr. Higgs is compensated through the Company’s consulting agreement with Ubex Capital Inc. The Board considers Mr. Higgs’ continuing involvement to be of vital interest to the Company’s success and increased Ubex’s consulting services over time to the point where Mr. Higgs provides the Company services as a fully involved Executive Chairman. Mr. Higgs’ consulting rate is based on the Board of Directors determination upon recommendation by the Compensation Committee of the value of his expertise to the Company. No adjustment to that rate was made in 2012.

In January of 2012 Mr. Higgs was awarded a discretionary cash bonus in the amount of $135,000 in recognition of his instrumental contribution to the achievement of corporate goals in 2011. The review process which lead to the bonus award, and the underlying compensation philosophy for such awards, is described above.

Glenn Catchpole, President & Chief Executive Officer (and acting Chief Operating Officer)

Mr. Catchpole is compensated indirectly through the Company’s consulting agreement with Catchpole Enterprises Inc. (“CEI”). The Company engaged CEI in early 2005 to provide industry expertise and strategic planning consulting services and full-time executive management to create a viable resource company. The Board and the Compensation Committee considers Mr. Catchpole’s continuing involvement to be of vital interest to the Company’s success as President and Chief Executive Officer. The Board has chosen the consulting arrangement to minimize administrative costs and to maintain the certainty and flexibility of contractual arrangements. Mr. Catchpole’s consulting rate is based on the Board’s determination upon recommendation by the Compensation Committee of the value of his expertise to the Company.

In January of 2012 Mr. Catchpole was awarded a discretionary cash bonus in the amount of $135,000 in recognition of his instrumental contribution to the achievement of corporate goals in 2011. The review process which lead to the bonus award, and the underlying compensation philosophy for such awards, is described above.

Benjamin Leboe, Senior Vice President, Finance & Chief Financial Officer

The Company’s compensation policy for Mr. Leboe, as Principal of Independent Management Consultants of British Columbia is based on time spent consulting for the Company. The Board and the Compensation Committee believes that this provides the Company with greater flexibility in controlling expenses. Mr. Leboe’s services as Chief Financial Officer entail a high and specialized degree of attention to the Company’s financial management and reporting activities. Mr. Leboe has extensive expertise in the area of financial management, accounting, business valuation and management consulting, which expertise is very valuable to the Company. Mr. Leboe’s consulting rate is based on the Board’s determination upon recommendation by the Compensation Committee of the value of his expertise to the Company.

In January of 2012 Mr. Leboe was awarded a discretionary cash bonus in the amount of $85,000 in recognition of his instrumental contribution to the achievement of corporate goals, his individual contribution as a member of the Company’s executive and his personal performance as a specialized chief financial officer in 2011. The review process which lead to the bonus award, and the underlying compensation philosophy for such awards, is described above.

Sandra MacKay, Senior Vice President, Legal & Corporate Secretary

Ms. MacKay renders legal services to the Company through a professional law corporation of which she is the principal. This compensation structure is considered customary in this field and is not considered adverse to the Company’s interests in any way. Ms. MacKay’s compensation rate is determined by the Board of Directors upon recommendation of the Compensation Committee, having regard to the value of her expertise to the Company. Ms. MacKay is an experienced lawyer with special expertise in the areas required in her role as general internal counsel to the Company and has an extensive business background.

In January of 2012 Ms. MacKay was awarded a discretionary cash bonus in the amount of $85,000 in recognition of her instrumental contribution to the achievement of corporate goals, her individual contribution as a member of the Company’s executive team and her personal performance as specialized legal counsel in 2011. The review process which lead to this bonus award, and the underlying compensation philosophy for such awards, is described above.

Summary Compensation Table

A summary of cash and other compensation paid in accordance with management consulting contracts or employment agreements for our Named Executive Officers for the last three fiscal years is as follows:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Option Awards (1) (2) ($)	All Other Compensation (8) ($)	Total ($)
(a)	(b)	(c)	(d)	(f)	(i)	(j)

Dennis Higgs Executive Chairman and	2012	190,980	125,000	125,151		441,131
Director (3)	2011	186,700	85,000	538,947	145,996	956,643
	2010	180,794		455,111		635,905

Glenn Catchpole President/ CEO and	2012	190,980	125,000	125,151		441,131
Director (4)	2011	185,400	85,000	538,947	145,996	955,343
	2010	185,400	15,000	460,830		661,230

George Hartman, Former Chief Operating	2012	144,900	100,000	288,333		522,233
Officer (5)	2011	197,760	85,000	544,645		827,405
	2010	197,760		442,725		640,485

Benjamin Leboe Chief Financial Officer (6)	2012	161,040	85,000	125,151		371,191
	2011	152,140	50,000	538,947	15,000	756,087
	2010	145,730		292,743		438,473

Sandra MacKay, Senior Vice President,	2012	167,580	85,000	125,151		377,731
Legal & Corporate Secretary (7)	2011	158,975	45,000	539,365	15,000	758,340
	2010	153,000		142,458		285,458

Notes to Summary of Executive Compensation and Executive Compensation Agreements

(1) Option award compensation figures for 2012, 2011 and 2010 are a fair value calculation which is a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model in accordance with FASB ASC 718. The actual value received by the executives may differ materially from that reported herein. Options granted in 2012 and 2011 vested as to 40% on the grant date and as to 30% on each of the first and second anniversaries of the grant dates. 2012 option award values include all grants which vested in the year ended December 31, 2012. Note 9 in the Financial Statements included in this Annual Report describes the assumptions made in the valuation in accordance with FASB ASC 718.

(2) Option award compensation figures for 2010, in respect of Messrs. Higgs, Catchpole, Hartman and Leboe are comprised of: (a) a fair value calculation for stock options awarded during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model base in accordance with FASB ASC 718; plus (b) the fair value for modifying, by extending the expiry dates, previously granted unexercised stock options, also a notional amount estimated at the date of the modification, March 3, 2010, using the Black-Scholes option-pricing model in accordance with FASB ASC 718. All such options were priced at the market price of common shares on the date of the modification.

(3) Salary is a management fee paid to a private holding company of Mr. Dennis Higgs. Mr. Higgs became Executive Chairman of our Board on February 1, 2006. In 2005 we entered into a consulting agreement with Ubex Capital Inc., wholly owned by Dennis Higgs. Under that agreement the Company currently pays a monthly fee of CDN$15,915 in consideration of the provision of the services of Mr. Higgs as Executive Chairman.

(4) Salary is a management fee paid to a private holding company of Mr. Glenn Catchpole. Mr. Catchpole was appointed President and CEO on March 1, 2005. In 2005 we entered into a consulting agreement with Catchpole Enterprises Inc. Catchpole Enterprises is wholly owned by Glenn and Judy Catchpole. Under that agreement the Company currently pays a monthly consulting fee of USD$15,915 in consideration of the provision of the services of Mr. Catchpole as our President and Chief Executive Officer. Effective September 15, 2012, Mr. Catchpole became acting Chief Operating Officer of the Company, as well as its President & Chief Executive Officer.

(5) Mr. Hartman retired from the Company effective September 15, 2012. His salary was a consulting fee paid to Mr. George Hartman. Mr. Hartman was appointed Senior Vice President, Mining on May 9, 2005 and subsequently appointed Executive Vice President and Chief Operating Officer. Mr. Hartman was paid for consulting at the rate of $1,030 per day. In consideration of the orderly transition of his responsibilities upon retirement, the expiry date of options previously granted to Mr. Hartman, which would otherwise have expired 30 days following his retirement date, were extended for a period of 18 months from such date; value stated includes a recalculation of the value of such options.

(6) Salary is a consulting fee paid to an entity owned by Benjamin Leboe. Mr. Leboe was appointed Chief Financial Officer on May 23, 2006 and Senior Vice President, Finance on June 9, 2010. In 2006 we entered into a consulting agreement with Independent Management Consultants of British Columbia. (IMC). IMC is wholly owned by Benjamin Leboe, our Chief Financial Officer. Under that agreement the Company currently pays for consulting services provided at the rate of CDN$13,420 per month.

(7) Ms. MacKay joined the Company on July 1, 2009. During fiscal year 2012 salary was a consulting fee paid to Sandra R. MacKay Professional Law Corporation, a private corporation owned by Sandra MacKay. Ms. MacKay was appointed Senior Vice President, Legal on December 8, 2011. Under the consulting agreement between the Company and Sandra R. MacKay Professional Law Corporation during 2012 the Company paid a monthly consulting services fee of CDN$13,965.

(8) Other compensation was the award of extraordinary one time bonuses acknowledging the contribution of the Named Executive Officer to financing related activities in January and February of 2011.

Grants of Plan-Based Awards 2012

Name (a)	Grant Date (b)	All Other Option Awards: Number of Securities Underlying Options (#) (j)	Exercise or Base Price of Option Awards ($/sh) (k)	Grant Date Fair Value of Stock and Option Awards ($) (l)
Dennis Higgs	12/17/12	135,000	$1.32	169,016
Glenn Catchpole	12/17/12	135,000	$1.32	169,016
Benjamin Leboe	12/17/12	135,000	$1.32	169,016
Sandra MacKay	12/17/12	135,000	$1.32	169,016

(1) Option award compensation is the fair value for stock options granted during the period, a notional amount estimated at the date of the grant using the Black-Scholes option-pricing model in accordance with FASB ASC 718. All options were priced at the market price of common shares on the date of the grant. Options granted vested as to 40% on the grant date, and as to 30% on the first and second anniversary dates of the grant date. Fair Value shown includes vested and unvested options as at the grant date. The actual value received by the executives may differ materially from that reported herein.

Disclosure Relating to Summary Compensation Table and Grants of Plan-Based Awards

For a discussion of each individual officer's compensation arrangements and cash bonuses, please see the discussion under each officer’s name in the Compensation Discussion and Analysis above.

In December of 2012, the Compensation Committee, as part of its annual review of the performance of the executive officers and the Company’s overall compensation program, considered a universal option grant to all employees, directors and executive officers. The Compensation Committee determined that such a universal option grant consistent with historic annual levels was in order, in light of the Company’s accomplishment in progressing construction of the Nichols Ranch Project, and in light of the need to retain key employees given the increased staffing demands as the Company prepares for production. The grant of a total of 1,640,500 stock options was approved. The Compensation Committee was once again mindful of the Company’s guideline whereby it endeavors to ensure that the amount of options outstanding any time does not, in the aggregate, exceed 10% of the number of issued and outstanding shares of common stock then outstanding (the “10% Limitation”). In light of the 10% Limitation, and in order to align with best practices, the Compensation Committee determined that all options granted in December of 2012 would vest over a two year period, as to 40% upon the grant date, and as to 30% on each of the first and second anniversaries of the grant date. In 2011, such a vesting schedule was introduced for the first time, in respect of the stock option awards granted to executive officers and directors in December of 2011. Given that vesting would not be immediate, the Committee determined that the 10% Limitation would not operate so as to preclude an award to executive officers which was closer to historical levels.

The Compensation Committee recommended a grant to each of the Named Executive Officers of 135,000 options, substantially consistent with the award given in December of 2011. The amount of options for the Named Executive Officers was determined by the Compensation Committee after considering historic grant levels, peer group grant levels, the number of options available for grant, the number of options outstanding relative to the number of shares outstanding and after having judged the performance of such officers relative to individual and corporate goals to have been exemplary.

Consistent with the practice adopted by the Compensation Committee in December of 2011, the awards were made effective in December of 2012, rather than in January of 2013. This timing recommendation was made so that, commencing in 2013, the grant of stock options, consistent with other elements of the executive compensation program, could be tied more directly to the Company’s financial results. Commencing in 2013, when the Company is expected to enter production and generate revenues from the sale of products, the award of incentive compensation, including stock options, will be more closely tied to the achievement of Company financial goals. The achievement of Company goals is expected to be more measurable as a result, and the Compensation Committee intends to align the granting of stock options and cash incentive awards to its executive officers to corporate goal achievement.

Outstanding Equity Awards to Executives at Fiscal Year-end

Option Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Equity Incentive Plan Awards: Number of Securities Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiry Date (f)
Dennis Higgs	150,000 250,000 125,000 40,000 70,000 100,000 80,000 94,500 54,000	Nil Nil Nil Nil Nil Nil Nil 40,500 81,000	Nil Nil Nil Nil Nil Nil Nil Nil Nil	0.75 3.20 2.64 0.65 1.33 3.98 3.21 1.89 1.32	Jan 6, 2016 Jan 26, 2017 Jan 7, 2018 Jan 5, 2019 Jan 5, 2020 Jan 10, 2021 Apr 8, 2021 Dec 12, 2021 Dec 17, 2022
Glenn Catchpole	190,000 250,000 125,000 70,000 100,000 80,000 94,500 54,000	Nil Nil Nil Nil Nil Nil 40,500 81,000	Nil Nil Nil Nil Nil Nil Nil Nil	0.75 3.20 2.64 1.33 3.98 3.21 1.89 1.32	Jan 6, 2016 Jan 26, 2017 Jan 7, 2018 Jan 5, 2020 Jan 10, 2021 Apr 8, 2021 Dec 12, 2021 Dec 17, 2022
Benjamin Leboe	100,000 125,000 125,000 70,000 100,000 80,000 94,500 54,000	Nil Nil Nil Nil Nil Nil 40,500 81,000	Nil Nil Nil Nil Nil Nil Nil Nil	1.96 3.20 2.64 1.33 3.98 3.21 1.89 1.32	Jan 6, 2016 Jan 26, 2017 Jan 7, 2018 Jan 5, 2020 Jan 10, 2021 Apr 8, 2021 Dec 12, 2021 Dec 17, 2022
Sandra MacKay	100,000 17,500 100,000 80,000 94,500 54,000	Nil Nil Nil Nil 40,500 81,000	Nil Nil Nil Nil Nil Nil	2.07 1.33 3.98 3.21 1.89 1.32	Jul 2, 2019 Jan 5, 2020 Jan 10, 2021 Apr 8, 2021 Dec 12, 2021 Dec 17, 2022

Option Exercises and Stock Vested in 2012

Option Awards
Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (1) (c)
Dennis Higgs	Nil	Nil
Glenn Catchpole	50,000	$98,000
George Hartman	2,300	$3,565
Benjamin Leboe	Nil	Nil
Sandra MacKay	Nil	Nil

(1)

The values reported as realized pertain to the exercise of stock options and the subsequent sale of the underlying shares which transactions were carried out in accordance with automatic sales disposition plans (Rule 10B5-1 trading plans) entered into by each of Mr. Catchpole and Mr. Hartman.

Compensation Committee Interlocks and Insider Participation

No person who served as a member of the Compensation Committee during fiscal year 2012 was a current or former officer or employee of the Company or engaged in certain transactions with the Company required to be disclosed under Item 404 of Regulation S-K. Additionally, there were no compensation committee “interlocks” during fiscal year 2012, which generally means that no executive officer of the Company served as a director or member of the compensation committee of another entity which had an executive officer serving as a director or member of the Company’s Compensation Committee.

Pension Benefits

None.

Non-Qualified Deferred Compensation

None.

Retirement, Resignation or Termination Plans

Officers with contracts for services have notice requirements which permit pay in lieu of notice. In December 2007 we approved a policy whereby certain executive officers will receive a termination payment of a multiple of their annual compensation following a change in control of our Company. The multiple used for a change of control payment is five times base compensation for executive officers Higgs and Catchpole and three times base compensation for officer Leboe.

Compensation Committee Report

The Compensation Committee oversees the Company’s compensation reporting process on behalf of the Board. The Compensation Committee has four members, each of whom is “independent” as defined in the NYSE MKT Company Guide. The committee operates under a written charter, revised and adopted by the Board.

The Committee assists the Board by overseeing the (1) annual review of director and executive officer compensation policies and goals, (2) determining the compensation of directors and executive officers, and (3) providing accurate public disclosure of the Company’s compensation program.

In the course of providing its oversight responsibilities regarding the Company’s compensation of directors and executive officers in 2012, the Committee reviewed and discussed with management the Compensation Discussion and Analysis included in this Proxy Statement.

Based on the Compensation Committee’s review of the Compensation Discussion and Analysis and discussions with the Board and the Company’s management, the Compensation Committee recommended that the Compensation Discussion and Analysis be included in this Proxy Statement.

Submitted by the members of the Compensation Committee of the Board:

Peter Bell, Chairman
Arnold Dyck
Gerhard Kirchner
Paul Saxton

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS

The following tables set forth information as of December 31, 2012 regarding the ownership of our common stock by:

  each named executive officer, each director and all of our directors and executive officers as a group;

  each person who is known by us to own more than 5% of our shares of common stock.

Beneficial ownership is determined in accordance with the rules and regulations of the SEC. Shares subject to options that are exercisable within 60 days following December 31, 2012 are deemed to be outstanding and beneficially owned by the optionee for the purpose of computing share and percentage ownership of that optionee but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person. Except as indicated in the footnotes to this table, and as affected by applicable community property laws, all persons listed have sole voting and investment power for all shares shown as beneficially owned by them.

The number of shares beneficially owned and the percentage of shares beneficially owned are based on 77,207,574 shares of common stock issued and outstanding as of December 31, 2012 plus 5,018,950 common share purchase options vested within 60 days of December 31, 2012.

DIRECTORS AND EXECUTIVE OFFICERS

(1) Title of Class	Name	Amount and Nature of Beneficial Ownership	Percentage of Class (1)
Common Stock	Dennis Higgs Director and Executive Chairman	4,838,500(2)	5.88%
Common Stock	Glenn Catchpole Director, President and CEO/PEO	2,415,600(3)	2.94%
Common Stock	George Hartman Former Chief Operating Officer	1,529,600(4)	1.81%
Common Stock	Benjamin Leboe Senior VP, Finance and CFO/PFO	764,500(5)	**
Common Stock	Sandra MacKay Senior VP, Legal and Corporate Secretary	446,000(6)	**
Common Stock	Paul Saxton Director	309,750(7)	**
Common Stock	Dr. Gerhard Kirchner Director	713,500(8)	**
Common Stock	Peter Bell Director	348,250(9)	**
Common Stock	Arnold J. Dyck Director	306,500 (10)	**
Total		11,573,950	14.06%

** indicates ownership less than 1%

(1)

The percent of class is based on 77,207,574 shares of common stock issued and outstanding as of December 31, 2012 plus 5,018,950 common share purchase options vested within 60 days of December 31, 2012.

(2)	Includes 3,875,000 shares and 963,500 exercisable share purchase options.

(3)	Includes 1,452,100 shares and 963,500 exercisable share purchase options.

(4)	Includes 761,900 shares and 767,700 exercisable share purchase options.

(5)	Includes 16,000 shares and 748,500 exercisable share purchase options.

(6)	Includes nil shares and 446,000 exercisable share purchase options.

(7)	Includes 11,500 shares and 298,250 exercisable share purchase options.

(8)	Includes 426,000 shares and 223,500 exercisable share purchase options.

(9)	Includes nil shares and 348,250 exercisable share purchase options.

(10)	Includes 3,000 shares and 303,500 exercisable share purchase options.

NON-RELATED SHAREHOLDERS HOLDING OVER 5%

(1) Title of Class	(2) Name and Address of Beneficial Owner	(3) Amount and Nature of Beneficial Ownership	(4) Percentage of(1) Class
Common Stock	Cede & Co (2) Box 222 Bowling Green Stn. New York, N.Y., 10274 USA	65,536,396	84.88%
Common Stock	Global X Management Company, LLC 623 Fifth Avenue, 15th Floor New York, N.Y., 10022 USA	4,474,048(3)	5.79%
Common Stock	Mr. Robert Disbrow Suite 700, Waterfront Centre 200 Burrard Street Vancouver, B.C., V6C 3L6 CANADA	3,861,300 (4)	5.0012%

(1)	The percent of class is based on 77,207,574 shares of common stock issued and outstanding as of December 31, 2012.

(2)	Central depository for unknown number of shareholders.

(3)	As reported February 12, 2013.

(4)	As reported February 13, 2013. Includes 2,998,300 shares held by Haywood Securities Inc. over which Mr. Disbrow has dispositive power.

We have no knowledge of any other arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in control of our company.

We are not, to the best of our knowledge, directly or indirectly owned or controlled by another corporation or foreign government.

Change in Control

We are not aware of any arrangement that might result in a change in control in the future. We have no knowledge of any arrangements, including any pledge by any person of our securities, the operation of which may at a subsequent date result in a change in our control.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We had no reportable transactions with related parties since January 1, 2012, including named security holders.

Policy for Review of Related Party Transactions

The Company has a policy for the review of transactions with related persons as set forth in the Company’s Audit Committee Charter and internal practices. The policy requires review, approval or ratification of all transactions in which the Company is a participant and in which any of the Company’s directors, executive officers, significant shareholders or an immediate family member of any of the foregoing persons has a direct or indirect material interest, subject to certain categories of transactions that are deemed to be pre-approved under the policy - including employment of executive officers, director compensation (in general, where such transactions are required to be reported in the Company’s proxy statement pursuant to SEC compensation disclosure requirements), as well as certain transactions where the amounts involved do not exceed specified thresholds. All related party transactions must be reported for review by the Audit Committee of the Board pursuant to the Audit Committee’s charter and the rules of the NYSE MKT.

Following its review, the Audit Committee determines whether these transactions are in, or not inconsistent with, the best interests of the Company and its shareholders, taking into consideration whether they are on terms no less favorable to the Company than those available with other parties and the related person’s interest in the transaction. If a related party transaction is to be ongoing, the Audit Committee may establish guidelines for the Company’s management to follow in its ongoing dealings with the related person.

Our policy for review of transactions with related persons was followed in all of the transactions set forth above and all such transactions were reviewed and approved in accordance with our policy for review of transactions with related persons.

PROPOSAL 2 – RECONFIRMATION OF THE SHAREHOLDER RIGHTS PLAN

QUESTIONS AND ANSWERS

What is the purpose of this proposal?

The purpose of this proposal is to seek shareholder approval to reconfirm the Shareholder Rights Plan (the “Shareholder Rights Plan”).

Why does the Board want to reconfirm the Shareholder Rights Plan?

The Company’s current Shareholder Rights Plan was adopted effective August 2010 after approval by the Company’s shareholders at the Company’s 2010 annual general meeting. The terms of the Plan provide that it must be reconfirmed by shareholders at the Company’s 2013 Annual General Meeting in order to remain in effect for a further three years. This provision was included in the Plan to ensure that shareholders had an opportunity after three years to confirm their continued support for the Plan. The Board recommends that shareholders reconfirm the Shareholder Rights Plan because it considers the Plan to be in shareholders’ best interests, for the same reasons as the Board recommended the adoption of the Shareholder Rights Plan three years ago. The Board’s desire to have shareholders reconfirm the Shareholder Rights Plan is not in response to or in anticipation of any pending or threatened take-over bid, nor to generally deter take-over bids. The Board desires to reconfirm the Shareholder Rights Plan to ensure that the Company’s shareholders are treated fairly in connection with any bid to acquire control of the Company. If reconfirmed by shareholders, the Shareholder Rights Plan will extend for a further three years and expire on the close of the 2016 annual general meeting, unless earlier terminated in accordance with its terms.

How does the Shareholder Rights Plan ensure that the Company’s Shareholders will be treated fairly in connection with a take-over bid?

The Shareholder Rights Plan contains certain provisions that are intended to give the Company’s shareholders adequate time to properly assess a take-over bid and to lessen the pressure on the Company’s shareholders to tender that is typically encountered by shareholders of companies that are subject to take-over bids. Pursuant to the Shareholder Rights Plan, certain take-over bids will trigger provisions of the Shareholder Rights Plan that may make it more costly or time consuming to acquire control of the Company. The Shareholder Rights Plan exempts certain take-over bids from such provisions of the Shareholder Rights Plan but such take-over bids must comply with other provisions of the Shareholder Rights Plan relating to the amount of time such take-over bids must remain open and the necessary shareholder approval threshold.

Does the Shareholder Rights Plan prohibit a take-over of the Company?

No, the Shareholder Rights Plan is not intended to prohibit a take-over of the Company. The Shareholder Rights Plan is simply intended to ensure that any take-over is fair to and in the best interests of the Company’s shareholders.

What vote is required to reconfirm the Shareholder Rights Plan?

To reconfirm the Shareholder Rights Plan, a majority of the votes cast by shareholders of the Company present or represented by proxy at the Annual Meeting must be voted FOR the reconfirmation of the Shareholder Rights Plan. Abstentions and broker non-votes will not be counted in determining the number of votes necessary for reconfirmation of the Shareholder Rights Plan. Abstentions and broker non-votes have the same effect as a vote against the reconfirmation of the Shareholder Rights Plan.

What happens if the Shareholder Rights Plan is reconfirmed?

If the Shareholder Rights Plan is reconfirmed by the Company’s shareholders at the Annual Meeting it will remain in effect for a further three years, until the close of the 2016 Annual General Meeting, subject to earlier termination in accordance with its terms.

Are there any other changes being made to the terms of the Shareholder Rights Plan?

No, a reconfirmation of the Shareholder Rights Plan will mean that it will remain in effect for a further three years, until the close of the 2016 annual general meeting, on the same terms as are in effect at present.

What happens if the Shareholder Rights Plan is not reconfirmed by the Company’s shareholders?

If the Shareholder Rights Plan is not reconfirmed by the Company’s shareholders, the Shareholder Rights Plan will expire upon the close of the 2013 Annual General Meeting.

The Board recommends a vote FOR reconfirmation of the Shareholder Rights Plan. All proxies executed and returned without an indication as to how shares should be voted will be voted FOR the reconfirmation of the Shareholder Rights Plan.

PURPOSE OF THE SHAREHOLDER RIGHTS PLAN

The purpose of the Shareholder Rights Plan is to ensure, to the extent possible, that shareholders of the Company are treated fairly in connection with any bid to acquire control of the Company. The Shareholder Rights Plan ensures that, in the context of a bid for control of the Company through an acquisition of shares of common stock of the Company (“Common Shares”), the Board has sufficient time to explore and develop alternatives for maximizing shareholder value, to provide adequate time for competing bids to emerge, to ensure that shareholders have an equal opportunity to participate in such a bid and to give shareholders adequate time to properly assess the bid and lessen the pressure to tender that is typically encountered by shareholders of companies that are subject to takeover bids. The Shareholder Rights Plan in no way prohibits a takeover bid for the Company in a transaction that is fair and in the best interests of all of the Company’s shareholders. The rights of shareholders to seek a change in the management of the Company or to influence or promote action of management in a particular manner will not be affected by the Shareholder Rights Plan. The approval of the Shareholder Rights Plan does not affect the duty of a director to act honestly and in good faith with a view to the best interests of the Company and its shareholders.

SUMMARY OF THE SHAREHOLDER RIGHTS PLAN

The following is a summary of certain material terms of the Shareholder Rights Plan. The summary is qualified in its entirety by reference to the full text of the Shareholder Rights Plan, which is available on the Company’s website at www.uranerz.com, or upon request to the Company. Shareholders wishing to receive a copy of the Shareholder Rights Plan should submit their request by telephone at (604) 689-1659 or by mail to Uranerz Energy Corporation, Attention: Sandra R. MacKay, Suite 1410, 800 West Pender Street, Vancouver, B.C., Canada V6C 2V6. Shareholders are urged to read the Shareholder Rights Plan carefully prior to determining whether or not to vote in favor of approving the Shareholder Rights Plan.

Issuance of Rights

Under the Shareholder Rights Plan, the Company shall issue one right (a “Right”) in respect of each Common Share outstanding on the date the Shareholder Rights Plan is adopted (the “Record Time”) and one Right in respect of each Common Share which may be issued after the Record Time and prior to the earlier of the Separation Time (as defined below) and the Expiration Time (as defined below). The Company may, after the Separation Time but prior to the Expiration Time, issue one Right in respect of each Common Share which is issued after the Record Time pursuant to the exercise of securities convertible into Common Shares of the Company (“Convertible Securities”) which are outstanding as of the date of the first public announcement that any person or entity has become an Acquiring Person (as defined below)(the “Stock Acquisition Date”).

Exercise Price and Adjustment of Exercise Price and Number of Rights

Each Right will entitle the holder thereof, from and after the Separation Time and prior to the Expiration Time, to purchase, for an exercise price to be determined by the Board in the best interest of the Company’s shareholders (the “Exercise Price”), one Common Share. The Exercise Price and the number of the Rights outstanding are subject to adjustment if, after the Record Time and prior to the Expiration Time, the Company performs certain actions that customarily trigger adjustments, including declaring or paying a dividend on its Common Shares; subdividing or changing the number of outstanding Common Shares into a greater number of Common Shares; combining or changing the number of outstanding Common Shares into a smaller number of Common Shares; or issuing any Common Shares at a purchase price less than the Exercise Price.

Exercise of Rights and Transferability

Until the Separation Time, the Rights shall not be exercisable and each Right will be evidenced by the certificate for the associated Common Share and will be transferable only together with, and will be transferred by a transfer of, such associated Common Share. From and after the Separation Time and prior to the Expiration Time, the Rights shall be exercisable and the registration and transfer of the Rights shall be separate from and independent of Common Shares.

Promptly following the Separation Time, the rights agent to be designated by the Board (the “Rights Agent”) will send to each holder of record of Common Shares as of the Separation Time or who subsequently becomes a holder of record of Common Shares upon the exercise of rights attaching to Convertible Securities outstanding at the Stock Acquisition Date, a rights certificate (the “Rights Certificate”) representing one Right for each Common Share. The Rights may be exercised in whole or in part on any business day after the Separation Time and prior to the Expiration Time by submitting to the Rights Agent, the Rights Certificate together with an election to exercise such Rights and payment of the Exercise Price for each Right being exercised. Upon receipt of the foregoing, the Rights Agent will direct the Company’s transfer agent to issue stock certificates to the holders exercising their Rights, representing one Common Share for each Right exercised.

Flip-in Event

A flip-in event (a “Flip-in Event”) occurs when any person or entity becomes an Acquiring Person. If a Flip-In Event occurs, (prior to the Expiration Time) the Company shall take such action as shall be necessary to ensure and provide (within ten business days of such occurrence or such longer period as may be required to satisfy the requirements of applicable legislation of each of the states of the United States), that each Right shall thereafter constitute the right to purchase from the Company, upon exercise of the Right in accordance with the terms of the Shareholder Rights Plan, that number of Common Shares as has an aggregate market price on the date of the Flip-in Event equal to twice the Exercise Price, for an amount in cash equal to the Exercise Price.

Upon the occurrence of any Flip-in Event, any Rights that are or were beneficially owned on or after the earlier of the Separation Time and the Stock Acquisition Date by an Acquiring Person or any person or entity acting jointly or in concert with an Acquiring Person or a transferee of Rights of an Acquiring Person or of any person or entity acting jointly or in concert with an Acquiring Person who becomes a transferee in a transfer that the Board has determined is part of a plan, arrangement or scheme of an Acquiring Person shall become null and void without any further action, and any holder of such Rights shall not have any right whatsoever to exercise such Rights under the Shareholder Rights Plan and shall not have thereafter any right whatsoever with respect to such Rights.

Separation Time

Separation Time means the close of business on the tenth (10th) trading day after the earlier of (i) the Stock Acquisition Date; (ii) the date of the commencement of or first public announcement of the intent of any person (other than the Company or any subsidiary of the Company) to commence a take-over bid (other than a Permitted Bid or Competing Permitted Bid (as defined below)); (iii) the date upon which a take-over bid ceases to be a Permitted Bid or Competing Permitted Bid; or such later time as may be determined by the Board acting in good faith.

Expiration Time

If the shareholders reconfirm the Plan at the 2013 annual general meeting, the Expiration Time will be the earlier of (i) the date the Board waives or redeems the Rights or (ii) the close of the annual general meeting of the shareholders of the Company held in 2016.

Acquiring Person

Acquiring Person means any person or entity who is the beneficial owner of twenty percent (20%) or more of the outstanding Common Shares and other voting securities of the Company (collectively, “Voting Shares”), provided, however, that the term Acquiring Person shall not include (i) the Company or any subsidiary or affiliate of the Company; (ii) any person who or entity which becomes the beneficial owner of twenty percent (20%) or more of the outstanding Common Shares and other voting securities of the Company as a result of any one or any combination of: (A) a Voting Share Reduction; (B) a Permitted Bid Acquisition; (C) an Exempt Acquisition; (D) a Convertible Security Acquisitions; or (E) a Pro Rata Acquisition; (iii) for the period of ten (10) days after the date of the first public announcement of take-over bid, any person who or entity which becomes the beneficial owner of twenty percent (20%) or more of the outstanding Voting Shares as a result of such person or entity making or proposing to make a take-over bid; (iv) an underwriter or member of a banking or selling group that becomes the beneficial owner of twenty percent (20%) or more of the outstanding Voting Shares in connection with a distribution of securities of the Company; or (v) any employee or executive or director stock ownership or other employee or executive or director benefit plan, or trust for the benefit of employees of the Company or any subsidiary of the Company or any person or entity organized, appointed or established by the Company for or pursuant to the terms of any such plan or trust. In general:

a)

a Voting Share Reduction means an acquisition or redemption by the Company or a subsidiary of the Company of Voting Shares which, by reducing the number of Voting Shares outstanding or which may be voted, increases the proportionate number of Voting Shares beneficially owned by any person or entity;

b)	a Permitted Bid Acquisition means an acquisition made pursuant to a Permitted Bid or a Competing Permitted Bid;

c)

an Exempt Acquisition means a share acquisition in respect of which the Board has waived the application Shareholder Rights Plan (i) which was made on or prior to the Record Time; (ii) which was made pursuant to a dividend reinvestment plan; (iii) pursuant to the receipt or exercise of rights issued by the Company to all the holders of Common Shares to subscribe for or purchase Common Shares or Convertible Securities, provided that such rights are acquired directly from the Company; (iv) pursuant to a distribution by the Company of Common Shares or Convertible Securities made pursuant to a prospectus; or (v) pursuant to a distribution by the Company of Common Shares or Convertible Securities by way of a private placement by the Company or upon the exercise by an individual employee of stock options granted under a stock option plan of the Company or rights to purchase securities granted under a share purchase plan of the Company where all necessary stock exchange approvals for such private placement, stock option plan or share purchase plan have been obtained and such private placement, stock option plan or share purchase plan complies with the terms and conditions of such approvals and such person or entity does not become the beneficial owner of more than twenty-five (25%) of the Common Shares of the Company outstanding immediately prior to the distribution;

d)

a Convertible Security Acquisition means the acquisition of Common Shares upon the exercise of Convertible Securities received by such person or entity pursuant to a Permitted Bid Acquisition, Exempt Acquisition or a Pro Rata Acquisition; and

e)

a Pro Rata Acquisition means an acquisition by a person or entity of beneficial ownership of Voting Shares as a result of a dividend reinvestment acquisition; a stock dividend, a stock split or other event pursuant to which a person or entity becomes the beneficial owner of Voting Shares on the same pro rata basis as all other holders of Voting Shares; the acquisition or exercise by such person or entity of rights to purchase Voting Shares distributed to such person or entity in the course of a distribution to all holders of Voting Shares pursuant to a rights offering or pursuant to a prospectus; or a distribution of Voting Shares or securities convertible into or exchangeable for Voting Shares (and the conversion or exchange of such convertible or exchangeable securities), made pursuant to a prospectus or a distribution by way of a private placement; provided that the person or entity does not thereby acquire a greater percentage of such Voting Shares, or securities convertible into or exchangeable for Voting Shares, so offered than the person or entity’s percentage of Voting Shares beneficially owned immediately prior to such acquisition.

Permitted Bid and Competing Permitted Bid

A take-over bid will not trigger a Flip-in Event if it is a Permitted Bid or a Competing Permitted Bid. A permitted bid is a take-over bid made by way of a take-over bid circular to all holders of Voting Shares which also complies with the following additional provisions: (i) the take-over bid is made for any and all Voting Shares to all holders of record of Voting Shares wherever resident as registered on the books of the Company; (ii) the take-over bid contains, and the take up and payment for securities tendered or deposited thereunder shall be subject to, irrevocable and unqualified conditions that (A) no Voting Shares will be taken up or paid for pursuant to the take-over bid prior to the close of business on a date which is not earlier than the sixtieth (60th) day following the date of the take-over bid and unless at such date more than fifty percent (50%) of the Voting Shares held by independent shareholders have been deposited pursuant to the take-over bid and not withdrawn; (B) unless the take-over bid is withdrawn, Voting Shares may be deposited pursuant to such take-over bid at any time prior to the close of business on the date of first take-up or payment and that any Voting Shares deposited pursuant to the take-over bid may be withdrawn at any time prior to the close of business on such date; and (C) if as of a date not earlier than the sixtieth (60th) day following the date of the take-over bid more than fifty percent (50%) of the Voting Shares held by independent shareholders have been deposited pursuant to the take-over bid and not withdrawn, the offeror will make a public announcement of that fact and the take-over bid will remain open for deposits and tenders of Voting Shares for not less than ten business days from the date of such public announcement.

A Competing Permitted Bid is a take-over bid that is made after a Permitted Bid has been made and prior to the expiry of that Permitted Bid, that satisfies the requirement for a Permitted Bid, and that contains, and the take-up and payment for securities tendered or deposited thereunder are subject to, an irrevocable and unqualified condition that no Voting Shares will be taken up or paid for pursuant to the take-over bid prior to the close of business on a date that is no earlier than the later of (A) the earliest date on which Voting Shares may be taken up or paid for under any prior Permitted Bid in existence at the date of such take-over bid and (B) the last day on which the take-over bid must be open for acceptance after the date of such take-over bid under applicable legislation.

Agreement of Rights Holders

Every holder of Rights, by accepting the same, consents and agrees with the Company and the Rights Agent and with every other holder of Rights (i) to be bound by and subject to the provisions of this Shareholder Rights Plan in respect of all Rights held; (ii) that, prior to the Separation Time, each Right will be transferable only together with, and will be transferred by a transfer of, the associated Common Share; (iii) that after the Separation Time, the Rights Certificate will be transferable only upon registration of the transfer in the register for the Rights; (iv) that, prior to due presentment of a Rights Certificate for registration of transfer, the Company, the Rights Agent and any agent of the Company or the Rights Agent may deem and treat the person in whose name the Rights Certificate is registered as the absolute owner thereof and of the Rights evidenced thereby for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary; (v) that such holder of Rights has waived its right to receive any fractional Rights or any fractional shares upon exercise of a Right; (vi) that, without the approval of any holder of Rights and upon the sole authority of the Board acting in good faith, the Shareholder Rights Plan may be supplemented or amended from time to time as provided for in the Shareholder Rights Plan; and (vii) that neither the Company nor the Board nor the Rights Agent shall have any liability to any holder of a Right or any other person or entity as result of the inability of the Company, the Board or the Rights Agent to perform any of their obligations under the Shareholder Rights Plan by reason of any preliminary or permanent injunction or other order, decree, notice of hearing or ruling issued by a court of competent jurisdiction or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation, or executive order promulgated or enacted by any governmental authority, prohibiting or otherwise inhibiting or restraining performance of such obligation.

Rights Holders Not Shareholders

No holder of any Rights or Rights Certificate shall be entitled to vote, receive dividends or be deemed for any purpose the holder of any Common Share or any other share or security of the Company which may at any time be issuable on the exercise of the Rights, nor shall the Rights Agreement nor any Rights Certificate be construed or deemed or confer upon the holder of any Right or Rights Certificate any of the rights, titles, benefits or privileges of a holder of Common Shares or any other shares or securities of the Company or any right to vote at any meeting of shareholders of the Company or to receive notice of any meeting or other action affecting any holder of Common Shares or any other shares or securities of the Company.

Redemption and Waiver

The Board acting in good faith may, with the prior consent of holders of Voting Shares or the holders of Rights, at any time prior to the occurrence of a Flip-in Event, elect to redeem all but not less than all of the then outstanding Rights at a redemption price of $0.0001 per Right (the “Redemption Price’), subject to adjustment. If the Board elects or is deemed to have elected to redeem the Rights subsequent to a Flip-in Event and such redemption is approved by the holders of Voting Shares or the holders of Rights, as applicable, the right to exercise the Rights will without further action and without notice, terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price.

The Board may also waive certain provisions of the Shareholder Rights Plan. Amongst other provisions, the Board acting in good faith may, prior to the occurrence of a Flip-in Event determine to waive the application of Shareholder Rights Plan to such particular Flip-in Event, provided that such Flip-in Event would occur by way of a takeover bid made by means of a takeover bid circular delivered to all holders of Voting Shares. The Board may also waive the application of the Shareholder Rights Plan in respect of the occurrence of any Flip-in Event if the Board of Directors has determined that a person or entity became an Acquiring Person by inadvertence and without any intention to become, or knowledge that it would become, an Acquiring Person under the Shareholder Rights Plan provided within ten (10) days after any such waiver by the Board, the person or entity reduces its beneficial ownership of Voting Shares such that the person or entity is no longer an Acquiring Person.

Supplements and Amendments

The Company may make changes to the Shareholder Rights Plan prior to or after the Separation Time to correct any clerical or typographical error or to maintain the validity of the Shareholder Rights Plan as a result of any change in any applicable legislation, rules or regulation without the approval of the holders of the Voting Shares or Rights. The Company may, with the approval of the holders of Voting Shares, at any time prior to the Separation Time, make changes to or rescind any of the provisions of the Shareholder Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally). The Company may, with the approval of the holders of Rights, at any time after the Separation Time, make changes to or rescind any of the provisions of the Shareholder Rights Plan and the Rights (whether or not such action would materially adversely affect the interests of the holders of Rights generally).

Reconfirmation by Shareholders

The Shareholders Rights Plan became effective August 25, 2010. If the Shareholder Rights Plan is reconfirmed by the Company’s shareholders at the 2013 Annual General Meeting, it will remain in effect, subject to earlier termination in accordance with its terms, until the close of the 2016 annual general meeting of shareholders. If the Shareholder Rights Plan is not reconfirmed by shareholders at the 2013 Annual General Meeting, the Shareholder Rights Plan will cease to be effective as at the close of the 2013 Annual Meeting.

PROPOSAL 3 — RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

QUESTIONS AND ANSWERS

What am I voting on?

The Audit Committee has selected Manning Elliott LLP to be the Company’s Independent Registered Public Accounting Firm for the current fiscal year ending December 31, 2013.

This proposal seeks stockholder ratification of the appointment of Manning Elliott LLP.

Will a representative of Manning Elliott be present at the Annual Meeting?

The Company does not expect that a representative of Manning Elliott will be present at the Annual Meeting and therefore will not be available to make a statement or answer questions.

INFORMATION IN RESPECT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Manning Elliott LLP was the Independent Registered Public Accounting Firm for the Company in the fiscal year ended December 31, 2012.

Our financial statements have been audited by Manning Elliott LLP, independent registered public accounting firm, for the years ended December 31, 2012, 2011 and 2010.

The following table sets forth information regarding the amount billed to us by our independent auditor, Manning Elliott LLP for our two fiscal years ended December 31, 2012:

	Years Ended December 31
	2012	2011
Audit Fees	$75,670	$120,560
Audit Related Fees	24,240	$ 23,900
Tax Fees	$ 5,674	$ 4,160
Other	nil	nil
Total	$105,584	$148,620

Audit Fees

Audit Fees are the aggregate fees and expenses billed by our independent auditor for the audit of our annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

Audit Related Fees

Consist of fees billed for assurance and related services that are reasonably related to the performance of the audit and reviews of our interim consolidated financial statements and are not reported under “Audit Fees”.

Tax Fees

Consist of fees billed for professional services for tax compliance, tax advice and tax planning. These services include preparation of federal and state income tax returns.

All Other Fees

Consist of fees for product and services other than the services reported above.

Policy on Pre-Approval by Audit Committee of Services Performed by Independent Auditors

The Audit Committee has adopted procedures requiring the Audit Committee to review and approve in advance, all particular engagements for services provided by the Company’s independent auditor. Consistent with applicable laws, the procedures permit limited amounts of services, other than audit, review or attest services, to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees for 2012 were pre-approved by the Audit Committee.

The Board recommends a vote FOR the ratification of the appointment of the independent registered public accounting firm. All proxies executed and returned without an indication as to how shares should be voted will be voted FOR the ratification of the appointment of the independent registered public accounting firm.

OTHER MATTERS

As of the date of this Proxy Statement, management does not know of any other matter that will come before the meeting.

By Order of the Board of Directors

Sandra R. MacKay, Corporate Secretary

May 28, 2013

Please sign and return the enclosed form of proxy promptly. If you decide to attend the meeting, you may, if you wish, revoke the proxy and vote your shares in person.

Appendix A – Form of Proxy Card

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held on July 10, 2013. This proxy statement and our 2012 Annual Report to Stockholders are available at:
http://www.uranerz.com/s/2013annualmeeting.asp